Registration Nos. 033-43089

811-06431

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 34	☒

        (Check appropriate box or boxes)

MANAGERS TRUST II

(Exact Name of Registrant as Specified in Charter)

800 Connecticut Avenue,

Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

1-(800) 299-3500

(Registrant’s Telephone Number, including area code)

Donald S. Rumery

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

Copy to:

Philip H. Newman, P.C.

Goodwin Procter LLP

Exchange Place

Boston, MA 02109-2881

(Name and Address of Agent for Service)

As soon as practicable after the effective date of this Registration Statement

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to (a)(2) of Rule 485

☐ On (date) pursuant to paragraph (b)

☐ On May 2, 2005 pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MANAGERS TRUST II

20 FUND

MID-CAP FUND

LARGE-CAP FUND

BALANCED FUND

CONVERTIBLE SECURITIES FUND

HIGH YIELD FUND

FIXED INCOME FUND

PROSPECTUS

Dated May 1, 2005

Access to Excellence

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers 20 Fund, Managers Mid-Cap Fund, Renaissance Large-Cap Equity Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust II (the “Trust”) and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors (which are discussed in detail following the summary) of the Funds.

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers 20 Fund	Capital appreciation through a non-diversified portfolio of equity securities	Invests principally in common stocks of 15 to 25 companies offering strong growth potential Seeks investments in specific industries and in out-of-favor situations at attractive prices	Non-Diversification Risk Market Risk Smaller Company Risk Liquidity and Valuation Risk Foreign Risk Value Stock Risk

Managers Mid-Cap Fund	High total return, consistent with the preservation of capital and a prudent level of risk

Invests principally in common stocks of small and medium-sized companies

Invests at least 80% of its assets in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Market Risk Liquidity and Valuation Risk Smaller Company Risk Value Stock Risk Growth Stock Risk Mid-Capitalization Stock Risk

Renaissance Large-Cap Fund	Long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies

Invests principally in common stocks of larger, well-established companies

Invests at least 80% of its assets in common stocks of U.S. companies with market capitalizations, at the time of investment, in excess of $2.5 billion

Invests in a diversified portfolio of equity securities of larger, well-established U.S. companies

Market Risk Growth Stock Risk Value Stock Risk

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Managers Balanced Fund	High total return, consistent with the preservation of capital and prudent investment risk

Invests approximately 50-65% of its assets in stocks and equity securities and the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents

Equity portion of the Fund invests primarily in common and preferred stocks of U.S. and foreign companies of all sizes, as well as convertible securities and warrants

Fixed-income portion of the Fund generally invests at least 25% of the Fund’s assets in a range of domestic and foreign bonds with 7 to 30 year maturities, including up to 25% of the Fund’s assets in below-investment grade securities (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s)

Market Risk Credit Risk Interest Rate Risk Foreign Risk Leverage Risk Value Stock Risk Liquidity and Valuation Risk

Managers Convertible Securities Fund	High total return through a combination of current income and capital appreciation

Invests 80% of its assets in convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price

May invest greater than 50% of its assets in below-investment grade securities (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s)

Market Risk Interest Rate Risk Credit Risk Restricted Securities Risk Leverage Risk Liquidity and Valuation Risk

Managers High Yield Fund	High level of current income, with a secondary objective of capital appreciation	Invests at least 80% of its assets in below-investment grade bonds (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s) and may invest in a variety of other debt and equity securities and cash equivalents	Credit Risk Interest Rate Risk Market Risk Prepayment Risk Restricted Securities Risk Liquidity and Valuation Risk

Managers Fixed Income Fund	Highest level of income as is consistent with the preservation of capital

Invests at least 80% of its assets in investment-grade debt securities of U.S. and foreign issuers

May invest up to 20% of its assets in below-investment grade debt securities (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s)

The Fund will primarily invest in debt securities with 7 to 15 year maturities

Credit Risk Interest Rate Risk Market Risk Prepayment Risk Restricted Securities Risk Municipal Market Risk Foreign Risk Liquidity and Valuation Risk

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Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the applicable Fund.

The following is a discussion of the principal risk factors of the Funds. A list of the principal risk factors of each Fund can be found in the preceding table.

Credit Risk	The issuer of a security, or one of the parties to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below investment grade are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

Foreign Risk	Investment gains in foreign securities may be subject to higher taxes, and foreign currencies may lose value relative to the U.S. dollar, which may result in losses unrelated to a foreign security’s market performance. A variety of factors such as reduced access to company information and different accounting, corporate governance, regulatory and market systems may cause foreign securities to be more volatile. Changes in foreign countries’ economic policies and their relations with the United States may also pose risks.

Developing Market Risk	Generally, the risks of foreign investing are greater in developing markets. Investors in developing markets face a greater likelihood of political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. They may also have to cope with changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of their assets.

Growth Stock Risk	Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the prices of any type of stock may rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. A Fund’s performance may also suffer if certain stocks do not perform as the Fund’s subadvisor expected. To the extent that a Fund’s subadvisor sells stocks before they reach their market peak, the Fund may miss out on opportunities for higher performance.

Interest Rate Risk	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall. Because of this risk, a Fund that invests in fixed-income securities is subject to risk even if all the fixed-income securities in that Fund’s portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Leverage Risk	Borrowing, or some derivative investments, such as forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for a Fund.

Liquidity and Valuation Risk	Securities that were liquid when purchased by a Fund may become temporarily hard to value and difficult or impossible to sell, especially in declining markets. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Market Risk	The market value of a Fund’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

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Municipal Market Risk	Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. A Fund may invest in a group of municipal obligations that are related in such a way that an economic, business or political development affecting one would also affect the others.

Non-Diversification Risk	If a Fund has most of its investments in a few securities, its performance will be more susceptible to factors adversely affecting the issuers of those securities than would the performance of a more diversified portfolio.

Prepayment Risk	Issuers may prepay fixed-rate bonds when interest rates fall, forcing a Fund to reinvest in obligations with lower interest rates than the original bonds.

Restricted Securities Risk	It may be difficult to find a buyer for restricted securities. In addition, the selling price for a restricted security may be less than originally anticipated because they may only be sold in privately negotiated transactions.

Smaller Company Risk	Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of smaller-company stocks is normally lower than that of larger-company stocks. Short-term changes in the market for small-company stocks generally have a disproportionate effect on their price, tending to make them rise more in response to buying demand and fall more in response to selling pressure. These risks are somewhat less for medium-size companies relative to smaller-size companies.

Value Stock Risk	The determination by a Fund’s subadvisor that a stock is undervalued may not be borne out by subsequent market movements, and the stock price may not rise to what the subadvisor believes is its full value. The stock price may even decrease in value.

Volatility Risk	Volatility risk is the risk that performance will be affected by unanticipated events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Class A Shares of the Funds by showing the Funds’ year-by-year total returns and how the performance of the Funds has varied since the Funds’ inception. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

Annual Total Returns – Last Full Calendar Years Since Inception*

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Managers 20 Fund

*	Inception date was January 21, 1998

Best Quarter: 35.25% (4th Qtr 1999)

Worst Quarter: -43.04% (4th Qtr 2000)

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers Mid-Cap Fund

*	Inception Date was January 21, 1997

Best Quarter: 38.72% (4th Qtr 1999)

Worst Quarter: -20.52% (3rd Qtr 1998)

Annual Total Returns – Last Full Calendar Years Since Inception*

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Renaissance Large-Cap Equity Fund

*	Inception date was July 3, 2000

Best Quarter: 13.21% (4th Qtr 2001)

Worst Quarter: -22.23% (4th Qtr 2000)

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers Balanced Fund

*	Inception date was January 21, 1997

Best Quarter: 19.67% (4th Qtr 1999)

Worst Quarter: -11.71% (3rd Qtr 1998)

Annual Total Returns – Last Full Calendar Years Since Inception*

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Managers Convertible Securities Fund

*	Inception date was January 28, 1998

Best Quarter: 18.24% (4th Qtr 1999)

Worst Quarter: -12.87% (3rd Qtr 2001)

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers High Yield Fund

*	Inception date was January 2, 1998

Best Quarter: 12.48% (4th Qtr 2002)

Worst Quarter: -7.11% (4th Qtr 2000)

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Annual Total Returns – Last Full Calendar Years Since Inception*

Managers Fixed Income Fund

*	Inception date was January 2, 1997

Best Quarter: 4.17% (2nd Qtr 2003)

Worst Quarter: -2.21% (2nd Qtr 2004)

The following table illustrates the risks of investing in the Funds by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Funds and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

	1 Year	5 Years	Since Inception	Inception Date
20 Fund
Class A Return Before Taxes	-10.50%	-20.89%	-5.43%	1/2/98
Class A Return After Taxes on Distributions	-5.11%	-21.36%	-6.11%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-3.32%	-15.87%	-4.20%
Class B Return Before Taxes	-10.23%	-20.57%	-6.77%	2/18/98
Class C Return Before Taxes	-7.30%	-20.49. %	-7.64	3/10/98
Class Y Return Before Taxes	-4.69%	-19.53%	-7.42%	4/6/98
S&P 500 Index (a) (before taxes)	10.88%	-2.30%	4.70%	Since 1/2/98

Mid-Cap Fund
Class A Return Before Taxes	10.10%	3.96%	13.29%	1/2/97
Class A Return After Taxes on Distributions	16.80%	1.46%	9.98%
Class A Return After Taxes on Distributions and Sale of Fund Shares	10.92%	1.95%	9.66%
Class B Return Before Taxes	11.13%	4.45%	12.49%	1/28/98
Class C Return Before Taxes	13.98%	4.51%	11.29%	2/19/98

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Class Y Return Before Taxes	17.28%	5.74%	14.72%	1/2/97
S&P Midcap 400 Index (a) (before taxes)	16.50%	9.54%	14.19%	Since 1/2/97

Large-Cap Fund
Class A Return Before Taxes	4.23%	n/a	-9.84%	7/3/00
Class A Return After Taxes on Distributions	10.63%	n/a	-8.64%
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.91%	n/a	-7.16%
Class B Return Before Taxes	4.98%	n/a	-9.54%	7/3/00
Class C Return Before Taxes	7.87%	n/a	-9.31%	7/3/00
Class Y Return Before Taxes	11.13%	n/a	-8.25%	7/3/00
S&P 500 Index (a) (before taxes)	10.88%	-2.30%	-2.68%	Since 7/3/00

Balanced Fund
Class A Return Before Taxes	3.12%	2.36%	8.48%	1/2/97
Class A Return After Taxes on Distributions	9.17%	0.99%	6.37%	1/2/97
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.39%	1.44%	6.21%	1/2/97
Class B Return Before Taxes	3.88%	2.81%	7.09%	2/10/98
Class C Return Before Taxes	6.85%	2.88%	6.85%	2/13/98
Class Y Return Before Taxes	10.04%	4.11%	9.84%	1/2/97
S&P 500 Index (a) (before taxes)	7.75%	3.18%	8.10%	Since 1/2/97

Convertible Securities Fund
Class A Return Before Taxes	2.61%	0.87%	8.06%	9/28/98
Class A Return After Taxes on Distributions	6.34%	-0.59%	6.55%	9/28/98
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.10%	0.26%	6.43%	9/28/98
Class B Return Before Taxes	3.39%	1.29%	8.54%	9/28/98
Class C Return Before Taxes	6.25%	1.36%	8.39%	9/28/98
Class Y Return Before Taxes	9.39%	2.57%	9.64%	9/28/98
Merrill Lynch Broad Convertible Index (a) (before taxes)	8.49%	1.93%		Since 9/28/98

High Yield Fund
Class A Return Before Taxes	4.22%	5.20%	5.93%	1/2/98
Class A Return After Taxes on Distributions	7.71%	2.87%	3.38%	1/2/98
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.79%	3.17%	3.59%	1/2/98
Class B Return Before Taxes	5.07%	5.62%	5.69%	2/19/98
Class C Return Before Taxes	8.05%	5.71%	5.52%	2/19/98
Class Y Return Before Taxes	11.26%	7.05%	6.74%	3/2/98
Merrill Lynch High Yield Master II Index (a) (before taxes)	10.87%	6.68%	5.52%	Since 1/2/98

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Fixed Income Fund
Class A Return Before Taxes	0.13%	6.90%	6.28%	1/2/97
Class A Return After Taxes on Distributions	3.71%	5.72%	4.54%	1/2/97
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.50%	5.44%	4.43%	1/2/97
Class B Return Before Taxes	-0.10%	7.18%	6.14%	3/20/98
Class C Return Before Taxes	2.78%	7.27%	6.18%	3/5/98
Class Y Return Before Taxes	5.99%	8.59%	7.57%	1/2/97
Lehman Bros. Aggregate Bond Index (a) (before taxes)	4.34%	7.71%	7.02%	Since 1/2/97

Class A and Class C share performance reflects the deduction of each class’ respective maximum sales load. Class Y shares are sold without a sales load.

(a)	Reflects no deduction for fees, expenses or taxes.

(b)	Net dividends are reinvested.

(c)	Gross dividends are reinvested.

(1)	After-tax returns are calculated by US Bancorp. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class B Shares		Class C Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75	%(1)	None		None		None
Maximum Deferred Sales Charge (Load)	None		5.00	%(2)	1.00	%(3)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None		None		None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None	(4)	None	(4)	None	(4)	None	(4)
Exchange Fee	None		None		None		None

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management and Administration Fees	Distribution (12b-1) Fees	Other Expenses (5)	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Expenses
Class A Shares
Managers 20 Fund	0.90%	0.25%	0.92%	2.07%	-0.32%	1.75%
Managers Mid-Cap Fund	0.90%	0.25%	0.53%	1.68%	-0.27%	1.41%
Renaissance Large-Cap Fund	0.90%	0.25%	3.58%	4.73%	-3.31%	1.42%
Managers Balanced Fund	0.90%	0.25%	0.90%	2.05%	-0.58%	1.47%
Managers Convertible Securities Fund	1.05%	0.25%	1.17%	2.47%	-0.92%	1.55%
Managers High Yield Fund	0.90%	0.25%	0.57%	1.72%	-0.32%	1.40%
Managers Fixed Income Fund	0.65%	0.25%	0.58%	1.48%	-0.46%	1.02%

Class B Shares
Managers 20 Fund	0.90%	1.00%	0.67%	2.57%	-0.32%	2.25%
Managers Mid-Cap Fund	0.90%	1.00%	0.28%	2.18%	-0.28%	1.90%
Renaissance Large-Cap Fund	0.90%	1.00%	3.32%	5.22%	-3.31%	1.91%
Managers Balanced Fund	0.90%	1.00%	0.67%	2.57%	-0.60%	1.97%
Managers Convertible Securities Fund	1.05%	1.00%	0.97%	3.02%	-0.97%	2.05%
Managers High Yield Fund	0.90%	1.00%	0.37%	2.27%	-0.37%	1.90%
Managers Fixed Income Fund	0.65%	1.00%	0.34%	1.99%	-0.45%	1.54%

Class C Shares
Managers 20 Fund	0.90%	1.00%	0.67%	2.57%	-0.32%	2.25%
Managers Mid-Cap Fund	0.90%	1.00%	0.28%	2.18%	-0.27%	1.91%
Renaissance Large-Cap Fund	0.90%	1.00%	3.21%	5.11%	-3.19%	1.92%
Managers Balanced Fund	0.90%	1.00%	0.66%	2.56%	-0.59%	1.97%
Managers Convertible Securities Fund	1.05%	1.00%	0.96%	3.01%	-0.96%	2.05%
Managers High Yield Fund	0.90%	1.00%	0.37%	2.27%	-0.37%	1.90%
Managers Fixed Income Fund	0.65%	1.00%	0.34%	1.99%	-0.45%	1.54%
Class Y Shares
Managers 20 Fund	0.90%	None	0.69%	1.59%	-0.34%	1.25%
Managers Mid-Cap Fund	0.90%	None	0.28%	1.18%	-0.28%	0.90%
Renaissance Large-Cap Fund	0.90%	None	3.22%	4.12%	-3.21%	0.91%
Managers Balanced Fund	0.90%	None	0.67%	1.57%	-0.60%	0.97%
Managers Convertible Securities Fund	1.05%	None	0.96%	2.01%	-0.96%	1.05%
Managers High Yield Fund	0.90%	None	0.36%	1.26%	-0.36%	0.90%
Managers Fixed Income Fund	0.65%	None	0.32%	0.97%	-0.47%	0.50%

(1)	The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75% (5.00% maximum for Managers Fixed Income Fund). See “Your Account – Share Class Sales Charges – Class A Shares” for further information.

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(2)	The maximum 5.00% contingent deferred sales charge applies to the sale of Class B shares of the Fund during the first year after purchase. The charge declines annually, reaching zero after six years from the date of the purchase. See “Your Account – Share Class Sales Charges – Class B Shares” for further information.

(3)	The 1.00% contingent deferred sales charge applies only if an investor sells Class C shares of the Fund within one year of purchase

(4)	If an investor redeems shares by wire or requires expedited processing, a $15 charge will apply.

(5)	Managers Investment Group LLC (the “Investment Adviser” or “Managers”) has contractually agreed, through at least May 1, 2006, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Funds in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, Managers may recover from the Funds fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed that Fund’s contractual expense limitation amount. More detailed information is available under the heading “Portfolio Management of the Fund” for each Fund.

WHAT IS THE MANAGEMENT FEE? The Management Fee is the fee paid to Managers, the investment manager to the Funds, a portion of which it pays to each Fund’s Subadvisor(s).

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Example

This Example will help you compare the cost of investing in each of the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Managers 20 Fund	$743	$1,157	$1,597	$2,813
Managers Mid-Cap Fund	$710	$1,049	$1,411	$2,427
Renaissance Large-Cap Fund	$711	$1,637	$2,568	$4,918
Managers Balanced Fund	$716	$1,065	$1,437	$2,478
Managers Convertible Fund	$724	$1,218	$1,737	$3,154
Managers High Yield Fund	$709	$1,056	$1,426	$2,463
Managers Fixed Income Fund	$673	$973	$1,295	$2,205

Class B Shares
Managers 20 Fund	$728	$1,093	$1,563	$2,881
Managers Mid-Cap Fund	$708	$982	$1,374	$2,492
Renaissance Large-Cap Fund	$709	$1,576	$2,541	$4,989
Managers Balanced Fund	$715	$1,067	$1,539	$2,860
Managers Convertible Fund	$723	$1,163	$1,724	$3,268
Managers High Yield Fund	$708	$1,000	$1,411	$2,577
Managers Fixed Income Fund	$674	$910	$1,264	$2,281

Class C Shares
Managers 20 Fund	$428	$861	$1,423	$2,952
Managers Mid-Cap Fund	$394	$750	$1,233	$2,567
Renaissance Large-Cap Fund	$395	$1,335	$2,374	$4,963
Managers Balanced Fund	$400	$833	$1,395	$2,923
Managers Convertible Fund	$408	$932	$1,583	$3,327
Managers High Yield Fund	$393	$767	$1,270	$2,651
Managers Fixed Income Fund	$358	$675	$1,121	$2,358

Class Y Shares
Managers 20 Fund	$121	$469	$834	$1,861
Managers Mid-Cap Fund	$92	$347	$622	$1,407
Renaissance Large-Cap Fund	$93	$958	$1,839	$4,109
Managers Balanced Fund	$99	$437	$798	$1,817
Managers Convertible Fund	$107	$538	$994	$2,261
Managers High Yield Fund	$92	$364	$657	$1,491
Managers Fixed Income Fund	$51	$262	$490	$1,147

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF THE FUNDS

MANAGERS TRUST II

The Managers Funds Family of Funds is a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc., which is located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more Subadvisors to manage each Fund’s investment portfolio. It also allocates assets among the Subadvisors for Funds with more than one Subadvisor, monitors the performance, security holdings and investment strategies of the Subadvisors, and, when appropriate, researches any potential new Subadvisors for the Funds. The SEC has given the Trust an exemptive order permitting the Investment Manger to change Subadvisors without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

More information on each Fund’s investment strategies and holdings can be found in the current Statement of Additional Information, or on our website at www.managersinvest.com.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

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MANAGERS 20 FUND

FUND FACTS

Objective:	Capital appreciation through a non-diversified portfolio of equity securities

Investment Focus:	Equity securities of 15 to 25 companies offering strong growth potential

Objective

The Fund’s objective is to achieve capital appreciation through a non-diversified portfolio of equity securities. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to obtain its investment objective by investing in a non-diversified portfolio consisting of the common stocks of 15 to 25 U.S. and foreign companies of any size offering strong growth potential. The Fund selects securities based on a global economic outlook, with a particular focus on investments in specific industries, and seeks companies in out-of-favor situations at attractive prices. In addition to common stocks, the Fund may invest from time to time in any or all of the following: preferred stocks, convertible securities, warrants and bonds and other fixed-income securities.

Oak Associates, ltd. (“Oak”) is the Fund’s Subadvisor. Oak is a growth manager seeking to maximize returns over a market cycle through investments in its “best ideas.” The Fund is non-diversified; that is, it is not limited by the percentage of assets it may invest in any one issuer. Oak starts by establishing a global economic outlook, with a particular focus on interest rate anticipation, then concentrates on investments in specific industries. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. Under normal circumstances, the Fund strives to be fully invested in 15 to 25 stocks. Value is seen in both relative and absolute terms. Stock selections may be influenced by: (i) growth rate/price to earnings comparison; (ii) P/E ratios versus historical and current levels; and (iii) contrarian considerations. A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective.

Should I Invest in this Fund?

This Fund may be suitable if you:

Are seeking an opportunity for some additional returns through a focused portfolio of equities

Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

Have an investment time horizon of five years or more

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This Fund may not be suitable if you:

Are seeking stability of principal

Are investing with a shorter time horizon in mind

Are uncomfortable with stock market risk

Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Oak serves as the Subadvisor to the Fund. Oak, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is an investment management firm with approximately $7.4 billion in assets under management as of December 31, 2004. A team consisting of Mr. James D. Oelschlager, Mr. Edward E. Yardeni, Mr. Douglas S. MacKay and Ms. Donna L. Barton co-manage the Fund. Mr. Oelschlager is the Chief Executive Officer, Chief Investment Officer and founder of Oak, positions held since 1985. Mr. Yardeni has been with Oak for 6 months. Prior to joining Oak in 2004, Mr. Yardeni served as Chief Investment Strategist, and a Managing Director of Prudential Equity Group, LLC, and as Chief Investment Strategist for Deutsche Bank, as Chief Economist for C.J. Lawrence, Prudential Securities, and E.F. Hutton. Mr. MacKay is the Director of Research and been with Oak for 14 years. Ms. Barton is a Senior Portfolio Trader and helped found Oak in 1985.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Oak.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.75% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.25% of the Fund’s average daily net assets; and (iii) with respect to Class Y shares, 1.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above

Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

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MANAGERS MID-CAP FUND

FUND FACTS

Objective:	High total return, consistent with the preservation of capital and a prudent level of risk

Investment Focus:	Equity securities of medium-sized companies

Objective

The Fund’s objective is to provide a high total return, consistent with the preservation of capital and a prudent level of risk. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of the common stocks of medium-sized companies which will generally be listed on the New York or American stock exchanges or on NASDAQ and be widely held among a large number of investors. Under normal circumstances, the Fund will invest at least 80% of its assets in mid-capitalization companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in other U.S. and foreign securities, including foreign securities and warrants.

Chicago Equity Partners, LLC (“CEP”) is the Fund’s Subadvisor. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective. CEP may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

Are seeking an opportunity for additional returns through medium-size company equities in your investment portfolio

Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

Have an investment time horizon of five years or more

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This Fund may not be suitable if you:

Are seeking stability of principal

Are investing with a shorter time horizon in mind

Are uncomfortable with stock market risk

Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

CEP serves as the Subadvisor to the Fund. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $7.8 billion in assets under management as of December 31, 2004. CEP utilizes a team approach to manage the Fund. The senior members of the team (the “Portfolio Managers”) are the three co-managers of the team: David C. Coughenour, David R. Johnsen and Robert H. Kramer.

David C. Coughenour is the Chief Investment Officer of CEP, joined CEP in 1989 and has sixteen years of industry experience. He leads CEP’s equity team and is personally responsible for following and analyzing the energy sector. Dave assisted in the development of and is still responsible for CEP’s proprietary quantitative model. Prior to joining CEP, Dave worked as a quantitative analyst with Bank of America. Mr. Coughenour has been a Managing Director in the Equity Group of CEP for the previous five years. In May of 2004 Mr. Coughenour was named Chief Investment Officer of CEP.

Dave Johnsen joined Chicago Equity Partners in 1989 and has twenty-nine years of investment experience. He is personally responsible for following and analyzing the technology hardware and consumer staples sectors. Prior to his current role, Dave was a portfolio manager at Bank of America. Mr. Johnsen has been a Managing Director in the Equity Group of CEP for the previous five years.

Mr. Robert Kramer joined CEP in 1989 and has eighteen years of industry experience. His responsibilities include managing the trading and technology groups. He is personally responsible for following and analyzing the healthcare sector. He assisted in the development of CEP’s proprietary quantitative model still used today. Before joining CEP, Bob worked with the Feldman Group and GE Capital. Mr. Kramer has been a Managing Director in the Equity Group of CEP for the previous five years.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.50% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.00% of the Fund’s average daily net assets; and (iii) with respect to Class Y shares, 1.00% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

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Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

21

RENAISSANCE LARGE-CAP EQUITY FUND

FUND FACTS

Objective:	Long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies

Investment Focus:	Equity securities of large-sized U.S. companies

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of U.S. large-sized companies with market capitalizations, at the time of investment, in excess of $2.5 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund invests primarily in U.S. common stocks, as well as other U.S. and foreign securities, including preferred stocks, convertible securities that may be exchanged for common stock at a prestated price, and warrants that entitle the owner to purchase a set amount of common stock at a prestated price.

The Renaissance Group LLC (“Renaissance”) is the Fund’s Subadvisor. Renaissance uses a process driven investment strategy utilizing disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations. Renaissance seeks to employ advanced quantitative tools and techniques to help identify superior companies and superior investment opportunities.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective.

Should I Invest in this Fund?

This Fund may be suitable if you:

Are seeking an opportunity for additional returns through large-capitalization equities in your investment portfolio

Are willing to accept a higher degree of risk for the opportunity of higher potential returns

Have an investment time horizon of five years or more

This Fund may not be suitable if you:

Are seeking stability of principal

Are investing with a shorter time horizon in mind

Are uncomfortable with stock market risk

Are seeking current income

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Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Renaissance, which is an affiliate of the Investment Manager, serves as the Subadvisor to the Fund. Renaissance, located at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202 is an investment management firm with approximately $908 million in assets under management as of December 31, 2004. Michael E. Schroer is the Portfolio Manager for the Fund. Mr. Schroer is a Managing Partner of, and Chief Investment Officer of, Renaissance, positions held since Renaissance’s inception in 1984.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Renaissance.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.50% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.00% of the Fund’s average daily net assets; and (iii) with respect to Class Y shares, 1.00% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio manager of the Fund, the compensation of the portfolio manager, and the portfolio manager’s ownership of Fund shares is available in the Funds’ SAI.

23

MANAGERS BALANCED FUND

FUND FACTS

Objective:	High total investment return, consistent with the preservation of capital and prudent investment risk

Investment Focus:	Approximately 50-65% of total assets invested in equity securities of medium and large-sized U.S. companies, and the remainder invested in bonds and other fixed-income securities, as well as cash or cash equivalents

Objective

The Fund’s objective is to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing approximately 50-65% of its total assets in equity securities and investing the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents. The Fund will invest at least 25% of its total assets in equity securities. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large (generally determined by reference to the capitalization of companies in the Russell 1000 Index) and medium-sized (generally determined by reference to the capitalization of companies in the Russell MidCap Index) companies which will generally be listed on the New York, American or NASDAQ exchanges and be widely held among a large number of investors. The Fund will invest at least 25% of the Fund’s total assets in fixed income senior securities, such as a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar; the Fund may also invest up to 25% of the Fund’s total assets in below-investment grade securities (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s). Incorporating fundamental, “bottom-up” credit and market analysis, the Subadvisor to the fixed-income portion of the Fund invests the Fund’s assets primarily in bonds with 7 to 30-year maturities. The Fund may invest more than 65% of its total assets in stocks if its investment manager considers conditions in the stock market to be more favorable than those in the bond market, and the Fund may invest more than 25% of its total assets in fixed income securities if its investment manager considers conditions in the bond market to be more favorable than those in the stock market.

Chicago Equity Partners, LLC (“CEP”) is the Subadvisor to the equity portion of the Fund. CEP uses a disciplined investment strategy utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

Loomis, Sayles & Company, L.P. (“Loomis”) serves as the Subadvisor to the fixed-income portion of the Fund. Normally, the Fund maintains at least 25% of its assets in a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar. The majority of foreign investments may be in “Yankee bonds” (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). The Fund may also invest up to 25% of its total assets in below-investment-grade securities which Loomis believes do not involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by those companies with questionable credit histories. The lowest credit-rating categories in which the Fund invests are Caa/CCC (as rated by Moody’s/Standard & Poor’s).

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For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing it may not achieve its investment objective. CEP or Loomis may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

Are seeking an opportunity for additional returns from a portfolio that holds both equities and fixed income securities

Are willing to accept a moderate risk investment

Have an investment time horizon of five years or more

This Fund may not be suitable if you:

Are seeking stability of principal

Are investing with a shorter time horizon in mind

Are uncomfortable with stock market risk

Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

CEP serves as the Subadvisor to the equity portion of the Fund. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $7.8 billion in assets under management as of December 31, 2004. CEP utilizes a team approach to manage the Fund. The senior members of the team (the “Portfolio Managers”) are the three co-managers of the team: David C. Coughenour, David R. Johnsen and Robert H. Kramer.

David C. Coughenour is the Chief Investment Officer of CEP, joined CEP in 1989 and has sixteen years of industry experience. He leads CEP’s equity team and is personally responsible for following and analyzing the energy sector. Dave assisted in the development of and is still responsible for CEP’s proprietary quantitative model. Prior to joining CEP, Dave worked as a quantitative analyst with Bank of America. Mr. Coughenour has been a Managing Director in the Equity Group of CEP for the previous five years. In May of 2004 Mr. Coughenour was named Chief Investment Officer of CEP.

Dave Johnsen joined CEP in 1989 and has twenty-nine years of investment experience. He is personally responsible for following and analyzing the technology hardware and consumer staples sectors. Prior to his current role, Dave was a portfolio manager at Bank of America. Mr. Johnsen has been a Managing Director in the Equity Group of CEP for the previous five years.

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Mr. Robert Kramer joined CEP in 1989 and has eighteen years of industry experience. His responsibilities include managing the trading and technology groups. He is personally responsible for following and analyzing the healthcare sector. He assisted in the development of CEP’s proprietary quantitative model still used today. Before joining CEP, Bob worked with the Feldman Group and GE Capital. Mr. Kramer has been a Managing Director in the Equity Group of CEP for the previous five years.

Loomis serves as the Subadvisor to the fixed-income portion of the Fund. Loomis is located at One Financial Center, Boston, Massachusetts. As of December 31, 2004, Loomis managed more than $63 billion in assets. The day-to-day portfolio manager of the fixed income portion of Managers Balanced Fund is Mr. John Hyll. Mr. Hyll is a portfolio manager for, and a Vice President of, Loomis Sayles, positions held since 1987.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP and Loomis.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.50% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.00% of the Fund’s average daily net assets; and (iii) with respect to Class Y shares, 1.00% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio managers, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

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MANAGERS CONVERTIBLE SECURITIES FUND

FUND FACTS

Objective:	High total return through a combination of current income and capital appreciation

Investment Focus:	Convertible securities (bonds, debentures, notes or preferred stock that an owner can exchange for common stock at a prearranged price) of U.S. and foreign issuers

Objective

The Fund’s objective is to achieve high total return through a combination of current income and capital appreciation by investing primarily in bonds and other securities that are convertible into common stock of U.S. and foreign issuers. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in bonds and other securities that are convertible into common stock of U.S. and foreign issues. Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. Convertible securities are often of lower quality than other investments. At any given time, over 50% of the Fund’s assets may be invested in below-investment grade securities (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s). In addition to convertible securities, the Fund may invest in common stock, convertible securities with conversion features that do not depend on the market price of the issuer’s common stock, and stocks and bonds of foreign issuers, including issuers in emerging markets.

40|86 Advisors, Inc. (“40|86”) (formerly known as Conseco Capital Management, Inc.) is the Fund’s Subadvisor. Adhering to strict discipline on when to buy and sell securities, 40|86 seeks high total return by purchasing securities it believes are priced below their true value, and selling securities it believes are priced at or above their true value. To select securities, 40|86 evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market investments, preferred stocks, or investment-grade debt securities. When the Fund invests in the foregoing, it may not achieve its investment objective. 40|86 may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

Are seeking an opportunity for additional returns from a portfolio of bonds and other securities convertible into common stock

Are willing to accept a higher degree of risk for the opportunity of higher potential returns

Have an investment time horizon of five years or more

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This Fund may not be suitable if you:

Are seeking a conservative risk investment

Are investing with a shorter time horizon in mind

Are seeking stability of principal or current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

40|86 serves as the Subadvisor to the Fund. 40|86, located at 11825 N. Pennsylvania Avenue, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, Inc., a publicly held financial services company (NYSE: CNO) that provides investment, lending and insurance products to more than 12 million customers. As of December 31, 2004, 40|86 managed more than $26.6 billion.

Mr. Gregory Hahn and Mr. Leo Dierckman are the co-portfolio managers for the Fund. Mr. Hahn is a portfolio manager for, and Chief Investment Officer of, 40|86 since 1989. Mr. Dierkman is a portfolio manager for, and a Second Vice President of, 40|86, positions held since 1999.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to 40|86.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.55% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.05% of the Fund’s average daily net assets; and (iii) with respect to Class Y shares, 1.05% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

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MANAGERS HIGH YIELD FUND

FUND FACTS

Objective:	High level of current income, with a secondary objective of capital appreciation

Investment Focus:	Below-investment grade fixed-income securities (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s)

Objective

The Fund’s objective is to achieve a high level of current income, with a secondary objective of capital appreciation, by investing in a portfolio of below-investment grade bonds (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s). The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in below-investment grade bonds. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in any of the following: corporate debt securities and preferred stock; zero-coupon bonds and other deferred interest securities that do not pay periodic interest; mortgage-backed debt securities; asset-backed securities; convertible securities; restricted securities; taxable municipal securities issued by state and local governments; cash or cash equivalents, such as certificates of deposit or money-market funds; money-market instruments, such as bankers’ acceptances, commercial paper and repurchase agreements; securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank and the Student Loan Marketing Association; common stocks; and stocks and bonds of foreign issuers, including issuers in emerging markets.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) is the Fund’s Subadvisor. Adhering to strict discipline on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objectives by purchasing securities it believes are priced below their true value, and selling securities it believes are priced at or above their true value. To select securities, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. When the Fund invests in the foregoing, it may not achieve its investment objective. J.P. Morgan may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

Are seeking an opportunity for additional fixed-income returns accompanied by the additional risks of below-investment grade securities in your investment portfolio

Are comfortable with a high risk investment

Are seeking current income

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Have an investment time horizon of five years or more

This Fund may not be suitable if you:

Are seeking stability of principal

Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

J.P. Morgan serves as the Subadvisor to the Fund. J.P. Morgan, located at 522 Fifth Avenue, New York, New York, is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm that manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2004, J.P. Morgan managed more than $791 billion.

Mr. Thomas Hauser and Mr. Robert Cook co-manage the Fund. Mr. Hauser is a Vice president of, and a Portfolio Manager for JPM, positions held since 2004. Prior to joining JPM, he was a Vice President of, and a portfolio manager for, 40|86 Advisors, Inc. (formerly Conseco Capital Management) from 2001 to 2004. Prior to joining 40|86 Advisors, Inc., he was a Vice President of and a portfolio manager for Van Kampen Investments from 1993 to 2001. Mr. Cook is a Managing Director of, and a portfolio manager for, JPM since 2004. Prior to joining JPM, he was co-head of the fixed income process at 40|86 Advisors, Inc. from 1994 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to J.P. Morgan.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.40% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 1.90% of the Fund’s average daily net assets; and (iii) with respect to Class Y shares, 0.90% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

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MANAGERS FIXED INCOME FUND

FUND FACTS

Objective:	Highest level of current income as is consistent with the preservation of capital

Investment Focus:	High quality foreign and domestic fixed-income securities

Objective

The Fund’s objective is to achieve the highest level of income as is consistent with the preservation of capital. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in investment-grade securities (those rated above Ba1/BB+ by Moody’s/Standard & Poor’s) of U.S. and foreign issuers. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in debt securities issued by any of the following: public and private U.S. companies; foreign companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities. The Fund may also invest in mortgage-backed debt securities, asset-backed debt securities and restricted securities, and may invest up to 15% of its assets in common and preferred stock, convertible securities that an owner has the option to exchange for common stock at a prestated price, and debt securities carrying warrants to purchase equity securities. Up to 20% of the Fund’s assets may be invested in below-investment grade securities (those rated Ba1/BB+ or lower by Moody’s/Standard & Poor’s). While the Fund may purchase debt securities of any maturity, the Fund will primarily invest in debt securities with 7 to 15–year maturities. The average maturity of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

Loomis, Sayles & Company, L.P. (“Loomis”) serves as the Subadvisor to the Fund. Loomis actively manages the portfolio to generate income, reduce risk and preserve or enhance total return. Adhering to strict guidelines on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objective by purchasing securities it believes are priced below their true value, and selling securities it believes are priced at or above their true value. To select securities, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. When the Fund invests in the foregoing, it may not achieve its investment objective. 40|86 may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

Are seeking an opportunity for additional fixed-income returns in your investment portfolio

Are willing to accept a moderate risk investment

Have an investment time horizon of four years or more

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This Fund may not be suitable if you:

Are seeking stability of principal

Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Loomis as the Subadvisor to the Fund. Loomis is located at One Financial Center, Boston, Massachusetts. As of December 31, 2004, Loomis managed more than $63.5 billion in assets.

The day-to-day portfolio manager of the Fund is Daniel J. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.45% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.10% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 1.60% of the Fund’s average daily net assets; and (iii) with respect to Class Y shares, 0.60% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio manager of the Fund, the compensation of the portfolio manager, and the portfolio manager’s ownership of Fund shares is available in the Funds’ SAI.

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ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds’ shares.

Initial Public Offerings Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

High-Yield Bonds Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds”. High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or

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Baa3 by Moody’s Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

•	the risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

•	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When–Issued Securities Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

U.S. Government Securities Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

MANAGEMENT OF THE FUNDS

Administrative Services

The Investment Manager also provides administrative services to the Funds, including: (i) Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) Supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) Management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative fees of 0.20% annually of each Fund’s average daily net assets.

ABOUT YOUR INVESTMENT

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DETERMINING SHARE PRICE

Your purchase or redemption of Fund shares is based on the Fund’s share price. The share price used for your transaction is equal to the Funds net asset value (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, a Fund’s investments may be priced based on an evaluation of their fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which a Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. Below-investment grade fixed income securities may be susceptible to stale prices. Because Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund may invest significant portions of their respective assets in below-investment grade income securities, the Board of Trustees has adopted procedures to adjust prices of below-investment grade securities judged to be stale so that they reflect fair value.

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A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

MANAGING YOUR ACCOUNT

ESSENTIAL INFORMATION

Contacting Managers Investment Group LLC

By phone:	800-548-4539, 24 hours a day
By mail:	Managers Investment Group LLC
800 Connecticut Avenue
Norwalk, CT 06854

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Minimum Fund Investment*

Per Fund
To open an account	$2,000
Each additional investment	$100
To open an automated investment plan	$50
To open a retirement account through salary reduction	$0
Initiate a Dollar Cost Averaging (DCA) Plan through Managers Money Market Fund Account	$5,000
Transfer assets from DCA Plan to fund	$250 each month

*	Minimums apply to Class A, Class B and Class C shares. Class Y minimum initial investment = $2.5 million.

We cannot accept third-party checks or “starter checks”.

These requirements may be changed or waived at any time at our discretion.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for certain shareholders, and may pay fees to these firms for participation in these programs.

Keeping Track

We will send you written confirmation of each transaction in your account. These confirmations also serve as your proof of ownership since we do not issue certificates.

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SHARE CLASSES

Investors may choose from four classes of shares in each of the Funds. The classes differ in the way they deal with sales charges and fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the fund’s expenses and charges, and how long you intend to keep the money invested. We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Class A Shares

Carry a maximum up-front sales charge of 5.75% of your investment (5.00% maximum for the Managers Fixed Income Fund) depending on the size of your investment.

Have lower operating expenses than Class B or Class C shares. This means an investment in Class A shares will have higher annual returns than a comparable investment in Class B or C shares.

Distribution and Service (12b-1) fees for all Funds = 0.25%

Class B Shares

Have no up-front sales charge, but require that you pay a surrender charge (referred to as a contingent-deferred sales charge (CDSC)) on shares you sell. These charges start at 5.00% of the amount of the purchase or sale, whichever is less, if you redeem shares within one year of your purchase. The CDSC gradually decline each year thereafter, according to the schedule below until reaching zero in the seventh year after your purchase.

Convert to an equal dollar value of Class A shares at the end of the eighth year after purchase, with lower ongoing operating expenses.

Distribution and Service (12b-1) fees for all Funds = 1.00%

Class C Shares

Have no up-front sales charge, but require that you pay a CDSC of 1.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase.

Never convert to Class A shares.

Distribution and Service (12b-1) fees for all Funds = 1.00%

Institutional Class Shares

May be purchased only by the following investors:

•	Individuals whose investments in the Managers Funds family of funds exceed $2,500,000.

•	Tax-qualified retirement plans with at least $10 million to invest or 250 eligible employees.

•	Banks and other insurance companies investing for their own accounts.

•	Other investment companies.

•	The Investment Manager’s tax-qualified retirement plans or qualified financial intermediaries who have a contract with the Distributor or the Trust.

•	Endowments, foundations or other charitable organizations.

•	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

No Distribution and Service (12b-1) fees for all Funds.

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Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

No Distribution and Service (12b-1) fees for all Funds.

ABOUT 12b-1 FEES

Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholders. 12b-1 fees paid to the Distributor may be used to cover a Fund’s sales, marketing and promotional expenses. Because they are paid out of the Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges. We cover the complete details of each share class in the sections following.

SHARE CLASS SALES CHARGES

Class A Shares

The price of Class A shares equals a Fund’s current share price, or NAV, plus an initial sales charge that varies according to the amount you invest, as shown in the chart below.

Class A Shares – all funds except for Managers Fixed Income Fund	your initial sales charge as a % of the share price is:	your annual sales charge as a % of the total you invested is:	the one-time dealer allowance as a % of share price is:

If the amount of your purchase is
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75

$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None

Class A –Managers Fixed Income Fund	your initial sales charge as a % of the share price is:	your annual sales charge as a % of the total you invested is:	the one-time dealer allowance as a % of share price is:

If the amount of your purchase is
Less than $50,000	5.00	5.56	4.50
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None

You may be able to reduce the initial sales charge on your purchase of Class A shares as follows:

We will add the value of any existing investments in the Managers Funds family of Funds, to the amount of your investment to determine the sales charge. You may add Funds held for your benefit with the Funds to be considered in calculating sales charges on your purchase.

If you agree by letter of intent to invest a definite amount in Class A shares of the Funds over the 13 months following your first purchase, we will calculate the initial sales charge as if you purchased all the shares at one time.

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You could reduce sales charges still further by including investments letter of intent in other Funds in the Managers Funds family of Funds.

Consult your registered financial professional, or the Statement of Additional Information for the Funds, for further details on our Class A share cost reduction programs.

The initial sales charge on Class A shares may be waived for investments by certain eligible investors, including the following: omnibus accounts established with respect to certain tax-qualified employee benefit plans; accounts established by financial intermediaries that have selling agreements with the Distributor or that maintain net asset value purchase programs; officers, directors, trustees and employees of the Investment Manager, the Trust, the Distributor and the financial intermediaries described above, as well as their family members; charitable or governmental organizations; investment advisors making purchases for their own accounts or the accounts of advisory clients; bank trust departments or trust companies purchasing on behalf of trust or fiduciary accounts; and wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee. Consult your financial professional, or the SAI for the Funds, for further details about front-end sales charge waivers for purchases of Class A shares by certain eligible investors.

You may reinstate your Fund investment at any time within 180 calendar days after you sell your shares. That means you may reinvest the amount you received from the sale of your shares without any up-front sales charge. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class B Shares

Class B shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. Instead, you pay:

Higher annual expenses on your investment for the eight years after your purchase

A CDSC on shares you sell within six years of your purchase

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. The amount of the CDSC declines the longer you own your shares, reaching zero after six years from the date of purchase:

If you sell shares during	you pay this % on the total amount of the sale:

The first year after purchase	5.00
The second year after purchase	4.00
The third year after purchase	3.00
The fourth year after purchase	3.00
The fifth year after purchase	2.00
The sixth year after purchase	1.00
The seventh year after purchase	0.00
The eighth year after purchase	0.00

At the end of the eighth year after your purchase, your Class B shares automatically convert to Class A shares of equal value. This means the shares will have lower ongoing annual expenses from that point forward.

Please note:

1.	Class B share purchases may not exceed $50,000.

2.	In calculating the CDSC, we consider any shares purchased during a month as purchased on the first day of the month.

3.	Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a CDSC.

4.	When you place an order to sell Class B shares, we automatically sell the shares that have no CDSC first.

5.	You may reinstate your Fund investment anytime within 180 calendar days after you sell your shares. That means we will reimburse up to the full amount of any CDSC you paid, depending on how much you reinvest. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class C Shares

You will pay a CDSC of 1.00% on Class C shares you sell within one year of your purchase. We base the CDSC, if applicable, on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower.

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Class C shares have higher annual operating expenses than Class A shares or Class B shares. Unlike Class B shares, they never convert to any other class of shares with lower expenses.

Similarities with Class B shares:

We base the CDSC on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. See 2, 3, 4 and 5 in “Class B Shares” above for other similarities.

Class C shares pay annual 12b-1 distribution and shareholder servicing fees of 1.00%.

Class Y Shares

Class Y shares have no up-front sales charges or CDSC, nor do they pay any annual 12b-1 distribution or shareholder servicing fees.

Class Y shares have a minimum initial investment of $2.5 million.

A CLOSER LOOK AT CONTINGENT DEFERRED SALES CHARGES (CDSC’s)

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order in which they were purchased (oldest to newest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Fund. For the purpose of calculating the CDSC when you sell the shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares from the date you originally purchased the shares you exchanged.

The CDSC may be waived under certain circumstances, including redemptions in connection with the following: certain benefit payments and mandatory withdrawals under retirement plans; death or disability of the shareholder; and payments under a qualifying Systematic Withdrawal Plan. Consult your financial professional, or the SAI for the Funds for further details about CSDC waivers.

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted Distribution and Service Plans (12b-1 Plans) for Class A, Class B and Class C shares to compensate the Distributor for its distribution and marketing services and for servicing of shareholder accounts. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment.

Class A Shares

For all the Funds, fees paid to the Distributor may not exceed 0.25% annually of the Fund’s average daily net assets.

Class B and Class C Shares

Fees paid to the Distributor may not exceed 1.00% annually of each Fund’s average daily net assets. The Distributor may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and sales-related costs. The payments for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value.

Payments to Broker/Dealers and Financial Intermediaries

Class A Shares

The selling broker/dealer may retain the portion of the front-end sales charge you pay on these shares identified as the dealer allowance in the table of Share Class Sales Charges above.

Class B Shares

These shares have no up-front sales charges and the Distributor pays the seller 4.00% of the purchase amount.

Class C Shares

These shares have no up-front sales charges and Distributor pays the seller 1.00% of the purchase amount.

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We use part of the proceeds from the CDSC and the 12b-1 fee to defray these payments.

THREE CONVENIENT WAYS TO OPEN YOUR FUND ACCOUNT

You may purchase shares of a Fund once you have established an account with the Trust. You may establish an account with the Trust either though your financial professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Through Your Financial Professional

You can buy shares in any Fund through any authorized broker/dealer, financial planner, or a financial institution, such as a bank, or financial services firm. These organizations and individuals may maintain their own procedures for buying and selling shares, and may charge fees. Your financial professional will have the details.

By Mail

Send your completed application, and a separate check payable to the Fund to:

Managers

C/o PFPC, PO Box 9769, Providence Rhode Island 02940-9767

or for overnight mail:

Managers

c/o PFPC

101 Sabin Street

Pawtucket, RI 02860

By Bank Wire

Send your completed application to the address listed above and wire your investment to:

PNC Bank, N.A., Philadelphia, PA, ABA#031000053; FFC To: 8614972935; Managers Funds: Attn: Control Department; FBO Indicate Fund and Account #.

New accounts must also send a completed application form to one of the mailing addresses listed above.

IMPORTANT INFORMATION ABOUT BUYING FUND SHARES

Please indicate which class of shares you are buying - Class A, B, C or Y - when you place your order.

If you’re adding to your existing account, indicate your Fund account number on your check.

We accept no third-party or “starter” checks.

Payment for shares purchased through a financial institution such as a bank or an authorized broker/dealer is due on the settlement date, normally three days after we have received your order. (If you or your financial professional is making payment via federal funds wire, be sure to get a confirmation number, which you will need to ensure timely credit.)

We can only accept checks in U.S. dollars drawn on U.S. funds for the purchase of shares.

We may charge a fee on purchase checks that do not clear.

To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until the shares have been in their account 15 days.

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We reserve the right to cancel any purchase order, specifically, a purchase order for which we have not received payment within three business days.

The Funds currently do not charge for wire transfers it receives for share purchases, although your bank may.

IMPORTANT INFORMATION ABOUT SELLING FUND SHARES

You may transmit a request to sell shares by phoning us directly, through your financial professional or by mail. We will mail the check for the proceeds of the sale of your shares, minus any applicable CDSC, to the address listed on your account application.

If you sell shares by phone

Neither the Funds nor their transfer agent, PFPC is responsible for verifying whether a telephoned sales order is genuine. We do, however, protect you with these safeguards:

•	We record telephone orders.

•	We require callers to provide specific identifying information.

•	We send written confirmation of your order within five days.

•	You cannot place orders by phone if you have rejected the telephone privilege in your account application.

If you sell shares through your financial professional

Intermediaries may maintain their own procedures for buying and selling shares. Your financial professional will have the details.

Intermediaries may charge fees for processing your sales request, even though we do not.

If you sell shares by mail

Address your request to:

Managers

C/o PFPC, PO Box 9769, Providence Rhode Island 02940-9767

or for overnight mail:

Managers

c/o PFPC

101 Sabin Street

Pawtucket, RI 02860

If you sell shares by wire

A fee may be charged for all outbound wire transfers.

We may require a signature guarantee for sales of Fund shares totaling $50,000 or more. You may obtain your signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations, but not from a notary public.

Information required on all sales requests

Include your account number, your account’s name and your Social Security or taxpayer identification number with your sales request.

State either the number of shares you wish to sell or the amount you wish to receive from the sale.

Calculating the proceeds from your sale

Shares are sold at the next share price calculated after we receive your request, either from you directly or through your registered financial professional.

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If you submit your sales request through a registered financial professional, it is the financial professional’s responsibility to transmit your request prior to the close of the New York Stock Exchange (NYSE) in order to receive that day’s share price.

Receiving the proceeds from your sale

You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you are selling has not cleared.

Expedited Processing

You may have proceeds of $50 or more wired directly or sent through electronic funds transfer to an account in the U.S. bank of your choice. Normally, we will transmit these expedited proceeds on the next business day following the sale of your shares. We charge a $15 wire transfer fee.

SPECIAL SHAREHOLDER SERVICES

We offer an array of special services free of charge to make investing in the Funds easy and convenient.

Automated Investing

The Funds offer two programs to implement disciplined investing strategies:

Pre-Authorized Investment Plan. Lets you set up debits from your checking account for $50 or more every month to purchase shares for your fund account. You may even qualify for a waiver of the $50 minimum on purchases made through payroll deduction or qualified retirement plans. Call 800-548-4539 for details.

Dollar-cost averaging program. Lets you transfer a set amount of money regularly between the interest-bearing Managers Money Market Fund and any Fund. By investing this way, you buy more shares when mutual fund share prices are down and fewer when share prices go up.

This strategy can help lower the average price you pay for your shares. To participate, you need to invest at least $5,000 in the money-market fund and transfer a minimum of $250 every month to a Fund.

Dollar cost averaging cannot assure you of a profit or protect you against loss. And because the plan requires that you invest consistently without regard to share prices, you should carefully consider whether you would be willing to continue purchasing shares in all market conditions.

Electronic Buying and Selling

You can buy or sell your Fund investments electronically whenever you like by taking advantage of our Automated Clearing House (ACH) option.

ACH lets you transfer money directly between your bank and fund accounts to buy or sell as little as $50 or as much as $50,000 worth of Fund shares.

To sign up for ACH simply fill out Part 8 on your account application.

Systematic Redemptions

You can arrange to sell shares monthly or quarterly.

To qualify for systematic redemptions, you must:

Reinvest your distributions

Begin with an account value of $5,000 or more

Redeem at least $50 monthly or quarterly

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Free Exchanges

You may exchange shares in one Fund for the same class of shares in any other Fund, including the Managers Money Market Fund, free of charge. There may, however, be tax consequences resulting from these exchanges. See Tax Considerations for further information. Normally we will execute the entire transaction in a single business day.

The following conditions apply:

The value of the shares you are exchanging must meet the minimum purchase requirement of the Fund you are exchanging them for.

If you exchange Managers Money Market Fund shares for Class A shares in any Fund, we will assess the applicable sales charge.

If you sell Class B shares you acquired through an exchange, we will calculate any CDSC from the date you originally purchased the shares that you exchanged.

If you sell Class C shares you acquired through an exchange and you sell them within a year of the exchange, we will calculate any CDSC from the date you originally purchased the shares that you exchanged.

We may apply a CDSC on Managers Money Market Fund shares that you sell, if you acquired them through an exchange of Class B or C shares from another Fund.

You may exchange Managers Money Market Fund shares that you acquired through an exchange back into your original share class at no additional charge. If you then sell those shares, we will calculate your CDSC from the date you purchased the original shares, not from the date you exchanged the Managers Money Market Fund shares.

To reduce the volume of mail you receive, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at 800-548-4539, or write to us at the address listed above to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. Managers High Yield Fund may be subject to additional risks of frequent trading activities because the bonds in which it invests tend to be less liquid and their prices more volatile than those of other fixed income securities. As a result, Managers High Yield Fund may be a target for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through

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financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Funds for instructions.

The Funds reserve the right to:

•	redeem an account if the value of the account falls below $50 with respect to Class A, Class B or Class C shares, or falls below $50,000 with respect to Class Y shares, due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Free Exchange policy upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends from net investment income according to the schedule below. The Board of Trustees of the Funds may elect to change dividend distribution intervals. Net investment income consists of all dividends and interest received, less expenses (including fees payable to the Investment Manager and its affiliates).

Schedule of dividend payments

Fund	Declared and paid
Managers 20 Fund	Annually
Managers Mid-Cap Fund	Annually
Renaissance Large-Cap Fund	Annually
Managers Balanced Fund	Quarterly
Managers Convertible Securities Fund	Monthly
Managers High Yield Fund	Monthly
Managers Fixed Income Fund	Monthly

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Any capital gains are generally declared annually and distributed to shareholders after the close of a Fund’s fiscal year. These include net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

Dividends and other distributions paid on each class of shares are calculated at the same time and in the same manner. Because specific expenses may apply to one class of shares and not another, dividend amounts will differ.

Choose how to use your distributions

You may receive your distributions in cash or use them to buy more shares. Simply choose on your application the option that meets your needs. Retirement accounts reinvest all Fund distributions except under unusual circumstances. Call 800-548-4539 for further information.

Here are your options:

You may reinvest in additional fund shares	and receive in cash
All income dividends and distributions	N/A
Only income dividends	Other distributions in cash
Only distributions	Income dividends in cash

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

We mail all cash dividends and distributions by check to you, or transfer them via electronic funds transfer (EFT) to your bank account if you have selected the wire/electronic transfer options on your application.

TAX CONSIDERATIONS

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws, nor does it address state, local or foreign tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gain distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from a Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

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Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, a Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.

TAXES ON SALES OR EXCHANGES

The chart features possible tax implications arising from the sale or exchange of fund shares.

Transaction	Tax Implication
Selling shares for more than purchase price	Yes
Selling shares for less than purchase price	Yes
Exchanging shares of same class from one Fund to another	Yes
Class B shares convert to Class A shares	No

•	All investors (other than IRA accounts) will receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose reports are included in the Fund’s Annual Report, which is available upon request.

Financial Highlights

For a share outstanding throughout each fiscal year/period

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						Managers 20 Fund
Class A Shares						2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period						$5.48	$3.51	$6.12	$11.76	$20.68
Income from Investment Operations:
Net investment loss						(0.05)	(0.05)	(0.07)	(0.08)	(0.28)
Net realized and unrealized gain (loss) on investments						(0.23)	2.02	(2.54)	(5.56)	(5.22)
Total from investment operations						(0.28)	1.97	(2.61)	(5.64)	(5.50)
Less Distributions to Shareholders from:
Net realized gain on investments						—	—	—	—	(3.42)
Total distributions to shareholders						—	—	—	—	(3.42)
Net Asset Value, End of Period						$5.20	$5.48	$3.51	$6.12	$11.76
Total Return						(5.11)%	56.13%	(42.65)%	(47.96)%	(25.67)%
Ratio of net expenses to average net assets						1.75%	1.75%	1.75%	1.67%	1.51%
Ratio of total expenses to average net assets						2.07%	1.97%	1.82%	1.67%	1.51%
Ratio of net investment loss to average net assets						(0.74)%	(1.15)%	(1.19)%	(1.19)%	(1.14)%
Portfolio turnover						35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)						$5,064	$7,956	$8,778	$23,948	$33,439

	Managers Mid-Cap Fund					Managers Large-Cap Fund
Class A Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000 (a)
Net Asset Value,
Beginning of Period	$10.36	$7.58	$8.79	$9.86	$16.27	$6.02	$4.78	$6.60	$8.43	$10.00
Income from Investment Operations:
Net investment loss	(0.02)	(0.01)	(0.01)	(0.01)	(0.13)	0.01	(0.02)	(0.07)	(0.06)	(0.00)[b]
Net realized and unrealized gain (loss) on investments	1.76	2.79	(1.20)	(1.06)	0.40	0.63	1.26	(1.75)	(1.77)	(1.57)
Total from investment operations	1.74	2.78	(1.21)	(1.07)	0.27	0.64	1.24	(1.82)	(1.83)	(1.57)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00)[b]	(6.68)	—	—	—	—	—
Total distributions to shareholders	—	—	—	(0.00)	(6.68)	—	—	—	—	—
Net Asset Value, End of Period	$12.10	$10.36	$7.58	$8.79	$9.86	$6.66	$6.02	$4.78	$6.60	$8.43
Total Return	16.80%	36.68%	(13.77)%	(10.93)%	4.97%	10.63%	25.94%	(27.58)%	(21.71)%	(15.70)%[1]
Ratio of net expenses to average net assets	1.41%	1.50%	1.50%	1.50%	1.47%	1.42%	1.50%	1.50%	1.50%	1.50%[1]
Ratio of total expenses to average net assets	1.68%	1.63%	1.59%	1.60%	1.47%	4.73%	3.29%	2.10%	1.96%	2.06%[2]
Ratio of net investment loss to average net assets	(0.16)%	(0.14)%	(0.09)%	(0.08)%	(0.80)%	0.15%	(0.41)%	(0.64)%	(0.80)%	(0.16)%[2]
Portfolio turnover	90%	109%	108%	120%	440%	95%	53%	78%	85%	190%[1]
Net assets at end of period (000’s omitted)	$9,168	$9,741	$7,290	$14,268	$15,210	$576	$837	$945	$9,417	$13,737

	Managers Balanced Fund					Managers Convertible Securities Fund
Class A Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.42	$8.62	$10.13	$11.08	$13.51	$10.62	$8.63	$9.62	$11.80	$14.93
Income from Investment Operations:
Net investment income (loss)	0.17	0.22	0.24	0.25	0.28	0.32	0.34	0.32	0.30	0.43
Net realized and unrealized gain (loss) on investments	0.81	1.81	(1.49)	(0.96)	0.64	0.59	2.04	(1.02)	(1.63)	(1.08)
Total from investment operations	0.98	2.03	(1.25)	(0.71)	0.92	0.91	2.38	(0.70)	(1.33)	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.23)	(0.26)	(0.24)	(0.25)	(0.85)	(0.39)	(0.29)	(0.36)	(0.36)
Net realized gain on investments	—	—	—	—	(3.10)	—	—	—	(0.49)	(2.12)
Total distributions to shareholders	(0.16)	(0.23)	(0.26)	(0.24)	(3.35)	(0.85)	(0.39)	(0.29)	(0.85)	(2.48)
Net Asset Value, End of Year	$11.24	$10.42	$8.62	$10.13	$11.08	$10.68	$10.62	$8.63	$9.62	$11.80
Total Return	9.45%	23.85%	(12.47)%	(6.37)%	7.29%	8.89%	28.14%	(7.24)%	(11.27)%	(3.56)%
Ratio of net expenses to average net assets	1.47%	1.50%	1.50%	1.50%	1.50%	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of total expenses to average net assets	2.05%	1.73%	1.68%	1.68%	1.74%	2.47%	2.09%	1.98%	1.90%	1.70%
Ratio of net investment income (loss) to average net assets	1.46%	2.21%	2.62%	2.43%	1.92%	1.90%	3.40%	3.50%	3.15%	2.49%
Portfolio turnover	85%	91%	183%	226%	386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$2,366	$3,448	$4,205	$22,802	$24,311	$1,484	$2,700	$2,639	$4,482	$15,022

	Managers High Yield Fund					Managers Fixed Income Fund
Class A Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.46	$7.08	$7.76	$8.20	$10.00	$10.56	$10.05	$10.14	$9.94	$9.60
Income from Investment Operations:
Net investment income (loss)	0.67	0.64	0.80	0.79	0.81	0.49	0.52	0.56	0.55	0.62
Net realized and unrealized gain (loss) on investments	0.19	1.39	(0.70)	(0.41)	(1.83)	0.07	0.53	(0.06)	0.30	0.33
Total from investment operations	0.86	2.03	0.10	0.38	(1.02)	0.56	1.05	0.50	0.85	0.95
Less Distributions to Shareholders from:
Net investment income	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)	(0.50)	(0.54)	(0.59)	(0.55)	(0.61)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—
Total distributions to shareholders	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)	(0.50)	(0.54)	(0.59)	(0.65)	(0.61)
Net Asset Value, End of Year	$8.67	$8.46	$7.08	$7.76	$8.20	$10.62	$10.56	$10.05	$10.14	$9.94
Total Return	10.62%	29.73%	1.85%	4.78%	(10.74)%	5.44%	10.67%	5.11%	8.66%	10.30%
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%	1.02%	1.10%	1.10%	1.13%	1.25%
Ratio of total expenses to average net assets	1.72%	1.63%	1.61%	1.61%	1.58%	1.48%	1.33%	1.32%	1.33%	1.44%
Ratio of net investment income (loss) to average net assets	7.68%	8.10%	10.86%	9.95%	8.43%	4.56%	5.02%	5.73%	5.44%	6.42%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$16,612	$24,693	$44,059	$27,712	$19,689	$5,723	$7,936	$15,455	$65,303	$32,693

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							Managers 20 Fund
Class B Shares							2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period							$5.27	$3.39	$5.95	$11.48	$20.40
Income from Investment Operations:
Net investment income (loss)							(0.08)	(0.07)	(0.10)	(0.13)	(0.39)
Net realized and unrealized gain (loss) on investments							(0.21)	1.95	(2.46)	(5.40)	(5.11)
Total from investment operations							(0.29)	1.88	(2.56)	(5.53)	(5.50)
Less Distributions to Shareholders from:
Net realized gain on investments							—	—	—	—	(3.42)
Total distributions to shareholders							—	—	—	—	(3.42)
Net Asset Value, End of Period							$4.98	$5.27	$3.39	$5.95	$11.48
Total Return							(5.50)%	55.46%	(43.03)%	(48.17)%	(25.99)%
Ratio of net expenses to average net assets							2.25%	2.25%	2.25%	2.17%	2.01%
Ratio of total expenses to average net assets							2.57%	2.47%	2.32%	2.17%	2.01%
Ratio of net investment income (loss) to average net assets							(1.24)%	(1.65)%	(1.69)%	(1.69)%	(1.64)%
Portfolio turnover							35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)							$13,007	$19,724	$16,197	$46,136	$89,044

	Managers Mid-Cap Fund						Managers Large-Cap Fund
Class B Shares	2004	2003	2002	2001		2000	2004	2003	2002	2001	2000 (a)
Net Asset Value, Beginning of Period	$9.98	$7.33	$8.54	$9.63		$16.13	$5.91	$4.72	$6.55	$8.41	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.05)	(0.06)	(0.05)		(0.20)	(0.02)	(0.05)	(0.10)	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	1.68	2.70	(1.15)	(1.04)		0.38	0.61	1.24	(1.73)	(1.78)	(1.58)
Total from investment operations	1.61	2.65	(1.21)	(1.09)		0.18	0.59	1.19	(1.83)	(1.86)	(1.59)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00	) [b]	(6.68)	—	—	—	—	—
Total distributions to shareholders	—	—	—	(0.00)		(6.68)	—	—	—	—	—
Net Asset Value, End of Period	$11.59	$9.98	$7.33	$8.54		$9.63	$6.50	$5.91	$4.72	$6.55	$8.41
Total Return	16.13%	36.15%	(14.17)%	(11.30)%		4.44%	9.98%	25.21%	(27.94)%	(22.12)%	(15.90)%
Ratio of net expenses to average net assets	1.90%	2.00%	2.00%	2.00%		1.97%	1.91%	2.00%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets	2.18%	2.13%	2.09%	2.10%		1.97%	5.22%	3.79%	2.60%	2.46%	2.56%
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.64)%	(0.59)%	(0.58)%		(1.30)%	(0.34)%	(0.91)%	(1.14)%	(1.30)%	(0.66)%
Portfolio turnover	90%	109%	108%	120%		440%	95%	53%	78%	85%	190%
Net assets at end of period (000’s omitted)	$17,226	$17,052	$15,956	$22,075		$19,621	$1,726	$2,008	$2,102	$5,439	$8,096

	Managers Balanced Fund						Managers Convertible Securities Fund
Class B Shares	2004	2003	2002	2001		2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.26	$8.49	$9.98	$10.92		$13.38	$10.55	$8.58	$9.56	$11.74	$14.88
Income from Investment Operations:
Net investment income (loss)	0.34	0.16	0.18	0.20		0.19	0.32	0.28	0.27	0.24	0.34
Net realized and unrealized gain (loss) on investments	0.80	1.79	(1.45)	(0.94)		0.66	0.71	2.03	(1.00)	(1.63)	(1.07)
Total from investment operations	1.14	1.95	(1.27)	(0.74)		0.85	1.03	2.31	(0.73)	(1.39)	(0.73)
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.18)	(0.22)	(0.20)		(0.21)	(0.91)	(0.34)	(0.25)	(0.30)	(0.29)
Net realized gain on investments	—	—	—	—		(3.10)	—	—	—	(0.49)	(2.12)
Total distributions to shareholders	(0.34)	(0.18)	(0.22)	(0.20)		(3.31)	(0.91)	(0.34)	(0.25)	(0.79)	(2.41)
Net Asset Value, End of Year	$11.06	$10.26	$8.49	$9.98		$10.92	$10.67	$10.55	$8.58	$9.56	$11.74
Total Return	11.11%	23.42%	(12.89)%	(6.79)%		6.79%	9.79%	27.46%	(7.61)%	(11.77)%	(4.07)%
Ratio of net expenses to average net assets	1.97%	2.00%	2.00%	2.00%		2.00%	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of total expenses to average net assets	2.57%	2.23%	2.18%	2.18%		2.24%	3.02%	2.59%	2.48%	2.40%	2.20%
Ratio of net investment income (loss) to average net assets	0.97%	1.71%	2.12%	1.93%		1.42%	1.35%	2.90%	3.00%	2.65%	1.99%
Portfolio turnover	85%	91%	183%	226%		386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$11,090	$12,134	$12,345	$20,279		$13,958	$8,496	$10,173	$9,438	$17,903	$30,872

	Managers High Yield Fund						Managers Fixed Income Fund
Class B Shares	2004	2003	2002	2001		2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.40	$7.04	$7.71	$8.16		$9.97	$10.51	$10.02	$10.10	$9.91	$9.59
Income from Investment Operations:
Net investment income (loss)	0.60	0.60	0.75	0.76		0.73	0.43	0.48	0.50	0.51	0.58
Net realized and unrealized gain (loss) on investments	0.21	1.38	(0.67)	(0.43)		(1.80)	0.07	0.50	(0.04)	0.29	0.32
Total from investment operations	0.81	1.98	0.08	0.33		(1.07)	0.50	0.98	0.46	0.80	0.90
Less Distributions to Shareholders from:
Net investment income	(0.61)	(0.62)	(0.75)	(0.78)		(0.74)	(0.45)	(0.49)	(0.54)	(0.51)	(0.58)
Net realized gain on investments	—	—	—	—		—	—	—	—	(0.10)	—
Total distributions to shareholders	(0.61)	(0.62)	(0.75)	(0.78)		(0.74)	(0.45)	(0.49)	(0.54)	(0.61)	(0.58)
Net Asset Value, End of Year	$8.60	$8.40	$7.04	$7.71		$8.16	$10.56	$10.51	$10.02	$10.10	$9.91
Total Return	10.07%	29.01%	1.49%	4.17%		(11.31)%	4.90%	10.09%	4.64%	8.16%	9.74%
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%		1.90%	1.54%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets	2.27%	2.13%	2.11%	2.11%		2.08%	1.99%	1.84%	1.82%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	7.18%	7.60%	10.36%	9.45%		7.93%	4.04%	4.52%	5.23%	4.98%	6.07%
Portfolio turnover	74%	138%	229%	197%		256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$27,287	$35,695	$35,654	$48,857		$41,319	$20,063	$28,560	$35,087	$38,793	$9,340

							Managers 20 Fund
Class C Shares							2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period							$5.29	$3.40	$5.98	$11.52	$20.46
Income from Investment Operations:
Net investment income (loss)							(0.08)	(0.07)	(0.10)	(0.12)	(0.39)
Net realized and unrealized gain (loss) on investments							(0.21)	1.96	(2.48)	(5.42)	(5.13)
Total from investment operations							(0.29)	1.89	(2.58)	(5.54)	(5.52)
Less Distributions to Shareholders from:
Net realized gain on investments							—	—	—	—	(3.42)
Total distributions to shareholders							—	—	—	—	(3.42)
Net Asset Value, End of Period							$5.00	$5.29	$3.40	$5.98	$11.52
Total Return							(5.48)%	55.13%	(42.98)%	(48.09)%	(26.02)%
Ratio of net expenses to average net assets							2.25%	2.25%	2.25%	2.17%	2.01%
Ratio of total expenses to average net assets							2.57%	2.47%	2.32%	2.17%	2.01%
Ratio of net investment income (loss) to average net assets							(1.24)%	(1.65)%	(1.69)%	(1.69)%	(1.64)%
Portfolio turnover							35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)							$11,073	$18,038	$15,359	$40,383	$64,272

	Managers Mid-Cap Fund						Managers Large-Cap Fund
Class C Shares	2004	2003	2002	2001		2000	2004	2003	2002	2001	2000 (a)
Net Asset Value, Beginning of Period	$9.99	$7.34	$8.55	$9.63		$16.12	$5.92	$4.72	$6.56	$8.42	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.08)	(0.05)	(0.06)	(0.04)		(0.20)	(0.03)	(0.05)	(0.10)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	1.69	2.70	(1.15)	(1.04)		0.39	0.62	1.25	(1.74)	(1.76)	(1.57)
Total from investment operations	1.61	2.65	(1.21)	(1.08)		0.19	0.59	1.20	(1.84)	(1.86)	(1.58)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00	) [b]	(6.68)	—	—	—	—	—
Total distributions to shareholders	—	—	—	(0.00)		(6.68)	—	—	—	—	—
Net Asset Value, End of Period	$11.60	$9.99	$7.34	$8.55		$9.63	$6.51	$5.92	$4.72	$6.56	$8.42
Total Return	16.12%	36.10%	(14.15)%	(11.19)%		4.51%	9.97%	25.42%	(28.05)%	(22.09)%	(15.80)%
Ratio of net expenses to average net assets	1.91%	2.00%	2.00%	2.00%		1.97%	1.92%	2.00%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets	2.18%	2.13%	2.09%	2.10%		1.97%	5.11%	3.79%	2.60%	2.46%	2.56%
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.64)%	(0.59)%	(0.57)%		(1.30)%	(0.39)%	(0.91)%	(1.14)%	(1.30)%	(0.66)%
Portfolio turnover	90%	109%	108%	120%		440%	95%	53%	78%	85%	190%
Net assets at end of period (000’s omitted)	$15,393	$16,576	$16,329	$20,055		$13,793	$913	$1,241	$1,858	$4,825	$7,513

	Managers Balanced Fund						Managers Convertible Securities Fund
Class C Shares	2004	2003	2002	2001		2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.35	$8.56	$10.06	$11.01		$13.46	$10.59	$8.61	$9.60	$11.78	$14.91
Income from Investment Operations:
Net investment income (loss)	0.11	0.16	0.18	0.19		0.19	0.17	0.29	0.28	0.24	0.34
Net realized and unrealized gain (loss) on investments	0.81	1.81	(1.46)	(0.94)		0.66	0.68	2.03	(1.02)	(1.63)	(1.06)
Total from investment operations	0.92	1.97	(1.28)	(0.75)		0.85	0.85	2.32	(0.74)	(1.39)	(0.72)
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.18)	(0.22)	(0.20)		(0.20)	(0.73)	(0.34)	(0.25)	(0.30)	(0.29)
Net realized gain on investments	—	—	—	—		(3.10)	—	—	—	(0.49)	(2.12)
Total distributions to shareholders	(0.11)	(0.18)	(0.22)	(0.20)		(3.30)	(0.73)	(0.34)	(0.25)	(0.79)	(2.41)
Net Asset Value, End of Year	$11.16	$10.35	$8.56	$10.06		$11.01	$10.71	$10.59	$8.61	$9.60	$11.78
Total Return	8.88%	23.38%	(12.94)%	(6.77)%		6.79%	8.36%	27.47%	(7.68)%	(11.72)%	(3.99)%
Ratio of net expenses to average net assets	1.97%	2.00%	2.00%	2.00%		2.00%	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of total expenses to average net assets	2.56%	2.23%	2.18%	2.18%		2.24%	3.01%	2.59%	2.48%	2.40%	2.20%
Ratio of net investment income (loss) to average net assets	0.97%	1.71%	2.12%	1.93%		1.42%	1.36%	2.90%	3.00%	2.65%	1.99%
Portfolio turnover	85%	91%	183%	226%		386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$6,377	$8,537	$13,026	$28,946		$8,487	$2,941	$3,583	$3,701	$7,417	$11,919

	Managers High Yield Fund						Managers Fixed Income Fund
Class C Shares	2004	2003	2002	2001		2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.39	$7.03	$7.70	$8.15		$9.95	$10.58	$10.07	$10.15	$9.95	$9.63
Income from Investment Operations:
Net investment income (loss)	0.60	0.60	0.75	0.75		0.73	0.43	0.47	0.50	0.51	0.58
Net realized and unrealized gain (loss) on investments	0.21	1.37	(0.67)	(0.42)		(1.79)	0.07	0.52	(0.04)	0.30	0.32
Total from investment operations	0.81	1.97	0.08	0.33		(1.06)	0.50	0.99	0.46	0.81	0.90
Less Distributions to Shareholders from:
Net investment income	(0.61)	(0.61)	(0.75)	(0.78)		(0.74)	(0.45)	(0.48)	(0.54)	(0.51)	(0.58)
Net realized gain on investments	—	—	—	—		—	—	—	—	(0.10)	—
Total distributions to shareholders	(0.61)	(0.61)	(0.75)	(0.78)		(0.74)	(0.45)	(0.48)	(0.54)	(0.61)	(0.58)
Net Asset Value, End of Year	$8.59	$8.39	$7.03	$7.70		$8.15	$10.63	$10.58	$10.07	$10.15	$9.95
Total Return	10.08%	29.04%	1.49%	4.18%		(11.22)%	4.85%	10.11%	4.69%	8.26%	9.69%
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%		1.90%	1.54%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets	2.27%	2.13%	2.11%	2.11%		2.08%	1.99%	1.84%	1.82%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	7.17%	7.60%	10.36%	9.45%		7.93%	4.04%	4.52%	5.23%	4.98%	6.07%
Portfolio turnover	74%	138%	229%	197%		256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$10,474	$13,833	$16,538	$25,532		$18,645	$13,703	$20,009	$35,719	$57,239	$5,171

51

						Managers 20 Fund
Class Y Shares						2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period						$5.54	$3.53	$6.13	$11.70	$20.49
Income from Investment Operations:
Net investment income (loss)						(0.01)	(0.01)	(0.04)	(0.05)	(0.16)
Net realized and unrealized gain (loss) on investments						(0.25)	2.02	(2.56)	(5.52)	(5.21)
Total from investment operations						(0.26)	2.01	(2.60)	(5.57)	(5.37)
Less Distributions to Shareholders from:
Net realized gain on investments						—	—	—	—	(3.42)
Total distributions to shareholders						—	—	—	—	(3.42)
Net Asset Value, End of Period						$5.28	$5.54	$3.53	$6.13	$11.70
Total Return						(4.69)%	56.94%	(42.41)%	(47.61)%	(25.23)%
Ratio of net expenses to average net assets						1.25%	1.25%	1.25%	1.17%	1.01%
Ratio of total expenses to average net assets						1.59%	1.47%	1.32%	1.17%	1.01%
Ratio of net investment income (loss) to average net assets						(0.19)%	(0.65)%	(0.69)%	(0.69)%	(0.64)%
Portfolio turnover						35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)						$8,487	$10,206	$7,988	$20,149	$30,401

	Managers Mid-Cap Fund					Managers Large-Cap Fund
Class Y Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000 (a)
Net Asset Value, Beginning of Period	$10.82	$7.87	$9.09	$10.16	$16.47	$6.11	$4.83	$6.65	$8.45	$10.00
Income from Investment Operations:
Net investment income (loss)	0.04	0.03	0.04	0.03	(0.05)	0.08	0.01	(0.04)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	1.84	2.92	(1.25)	(1.09)	0.42	0.60	1.27	(1.78)	(1.79)	(1.55)
Total from investment operations	1.88	2.95	(1.21)	(1.06)	0.37	0.68	1.28	(1.82)	(1.80)	(1.55)
Less Distributions to Shareholders from:
Net investment income (loss)	—	—	(0.01)	(0.01)	—	—	—	—	—	—
Net realized gain on investments	—	—	—	(0.00)[b]	(6.68)	—	—	—	—	—
Total distributions to shareholders	—	—	(0.01)	(0.01)	(6.68)	—	—	—	—	—
Net Asset Value, End of Period	$12.70	$10.82	$7.87	$9.09	$10.16	$6.79	$6.11	$4.83	$6.65	$8.45
Total Return	17.37%	37.51%	(13.33)%	(10.38)%	5.51%	11.13%	26.50%	(27.37)%	(21.30)%	(15.50)%
Ratio of net expenses to average net assets	0.90%	1.00%	1.00%	1.00%	0.97%	0.91%	1.00%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets	1.18%	1.13%	1.09%	1.10%	0.97%	4.12%	2.79%	1.60%	1.46%	1.56%
Ratio of net investment income (loss) to average net assets	0.33%	0.36%	0.41%	0.42%	(0.30)%	0.64%	0.09%	(0.14)%	(0.30)%	0.34%
Portfolio turnover	90%	109%	108%	120%	440%	95%	53%	78%	85%	190%
Net assets at end of period (000’s omitted)	$60,656	$64,225	$62,544	$87,671	$106,512	$193	$402	$606	$2,064	$1,268

	Managers Balanced Fund					Managers Convertible Securities Fund
Class Y Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.50	$8.68	$10.22	$11.17	$13.59	$10.63	$8.64	$9.62	$11.81	$14.94
Income from Investment Operations:
Net investment income (loss)	0.21	0.27	0.28	0.31	0.34	0.25	0.37	0.36	0.35	0.51
Net realized and unrealized gain (loss) on investments	0.83	1.83	(1.50)	(0.96)	0.66	0.71	2.05	(1.01)	(1.64)	(1.08)
Total from investment operations	1.04	2.10	(1.22)	(0.65)	1.00	0.96	2.42	(0.65)	(1.29)	(0.57)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.28)	(0.32)	(0.30)	(0.32)	(0.96)	(0.43)	(0.33)	(0.41)	(0.44)
Net realized gain on investments	—	—	—	—	(3.10)	—	—	—	(0.49)	(2.12)
Total distributions to shareholders	(0.21)	(0.28)	(0.32)	(0.30)	(3.42)	(0.96)	(0.43)	(0.33)	(0.90)	(2.56)
Net Asset Value, End of Year	$11.33	$10.50	$8.68	$10.22	$11.17	$10.63	$10.63	$8.64	$9.62	$11.81
Total Return	10.04%	24.51%	(12.06)%	(5.83)%	7.82%	9.39%	28.73%	(6.70)%	(10.87)%	(3.04)%
Ratio of net expenses to average net assets	0.97%	1.00%	1.00%	1.00%	1.00%	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of total expenses to average net assets	1.57%	1.23%	1.18%	1.18%	1.24%	2.01%	1.59%	1.48%	1.40%	1.20%
Ratio of net investment income (loss) to average net assets	1.98%	2.71%	3.12%	2.93%	2.42%	2.35%	3.90%	4.00%	3.65%	2.99%
Portfolio turnover	85%	91%	183%	226%	386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$8,111	$8,104	$8,609	$16,912	$15,784	$1,828	$2,255	$3,338	$5,475	$9,787

	Managers High Yield Fund					Managers Fixed Income Fund
Class Y Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.52	$7.13	$7.79	$8.24	$10.03	$10.61	$10.10	$10.17	$9.98	$9.64
Income from Investment Operations:
Net investment income (loss)	0.73	0.68	0.84	0.82	0.90	0.54	0.58	0.61	0.61	0.69
Net realized and unrealized gain (loss) on investments	0.18	1.40	(0.68)	(0.41)	(1.86)	0.07	0.52	(0.04)	0.28	0.32
Total from investment operations	0.91	2.08	0.16	0.41	(0.96)	0.61	1.10	0.57	0.89	1.01
Less Distributions to Shareholders from:
Net investment income	(0.69)	(0.69)	(0.82)	(0.86)	(0.83)	(0.56)	(0.59)	(0.64)	(0.60)	(0.67)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—
Total distributions to shareholders	(0.69)	(0.69)	(0.82)	(0.86)	(0.83)	(0.56)	(0.59)	(0.64)	(0.70)	(0.67)
Net Asset Value, End of Year	$8.74	$8.52	$7.13	$7.79	$8.24	$10.66	$10.61	$10.10	$10.17	$9.98
Total Return	10.69%	30.30%	2.64%	5.15%	(10.14)%	5.99%	11.17%	5.75%	9.20%	10.96%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%	0.50%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets	1.26%	1.13%	1.11%	1.11%	1.08%	0.97%	0.84%	0.82%	0.80%	0.79%
Ratio of net investment income (loss) to average net assets	8.00%	8.60%	11.36%	10.45%	8.93%	5.09%	5.52%	6.23%	5.98%	7.07%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$4,725	$15,469	$9,648	$11,913	$7,388	$24,559	$23,763	$30,711	$48,376	$27,189

52

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Not Annualized.
[2]	Annualized.
[3]	Excludes the impact of expense reimbursement and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes.

(a)	Commencement of operations was July 1, 2000.
(b)	Amount calculated is less than $0.005 per share.

For More Information

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-835-3879

By Mail:	Managers Investment Group LLC
800 Connecticut Avenue
Norwalk, CT 06854

On the Internet:	Electronic copies are available on our website at http://www.managersinvest.com

Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies and other information are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-3752

54

MANAGERS TRUST II

MANAGERS 20 FUND

MANAGERS MID-CAP FUND

RENAISSANCE LARGE-CAP EQUITY FUND

MANAGERS BALANCED FUND

MANAGERS CONVERTIBLE SECURITIES FUND

MANAGERS HIGH YIELD FUND

MANAGERS FIXED INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED May 1, 2005

You can obtain a free copy of the Prospectus of any of these Funds by calling Managers Investment Group LLC (the “Investment Manager” or “Managers”) at (800) 548-4539. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

CERTAIN TAX MATTERS	58

PERFORMANCE DATA DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR’S AND MOODY’S INVESTORS	62

SERVICE, INC.	67

GENERAL INFORMATION

This Statement of Additional Information relates toManagers 20 Fund (the “20 Fund”), Managers Mid-Cap Fund (the “Mid-Cap Fund”), Renaissance Large-Cap Equity Fund (the “Large-Cap Fund”), Managers Balanced Fund (the “Balanced Fund”), Managers Convertible Securities Fund (the “Convertible Securities Fund”), Managers High Yield Fund (the “High Yield Fund”) and Managers Fixed Income Fund (the “Fixed Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is a series of Managers Trust II (the “Trust”), an open-end, diversified management investment company offering redeemable shares of beneficial interest. The Trust was organized on October 3, 1991.

This Statement of Additional Information describes the management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, CT 06854.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

Managers Mid-Cap Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Renaissance Large-Cap Equity Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified selection of U.S. large-sized companies with market capitalization in excess of $2.5 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers Convertible Securities Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities (bonds, debentures, note or preferred stock) that an owner has the option to exchange for common stock at a prestated price. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers High Yield Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment grade bonds. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers Fixed Income Fund: The Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade debt securities. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

INVESTMENT STRATEGIES

For purposes of the following discussion, the Investment Manager and the Subadvisors are referred to collectively as the “Advisor.”

In addition to the investment strategies described in the Prospectus and in “Investment Techniques and Associated Risks,” Managers 20 Fund may:

Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Advisor believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.

Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See “Foreign Securities” below for more information.

Use a variety of investment techniques and strategies, including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See “Investment Techniques and Associated Risks” below for further information.

In addition to the investment strategies described in the Prospectus and in “Investment Techniques and Associated Risks,” Managers Mid-Cap Fund may:

Use a variety of investment techniques and strategies including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depositary Receipts (“ADRs”); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See “Investment Techniques and Associated Risks” below further information.

Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See “Description of Bond Ratings Assigned by Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see “Investment Techniques and Associated Risks” below.

In addition to the investment strategies described in the Prospectus and in “Investment Techniques and Associated Risks,” Renaissance Large-Cap Equity Fund may:

Use a variety of investment techniques and strategies including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of ADRs; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See “Investment Techniques and Associated Risks” below further information.

Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See “Description of Bond Ratings Assigned by Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see “Investment Techniques and Associated Risks” below.

In addition to the investment strategies described in the Prospectus and in “Investment Techniques and Associated Risks,” Managers Balanced Fund may:

Invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. As a non-fundamental policy, the Fund maintains at least 25% of the value of its assets in debt securities under normal conditions.

Invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals, if the Advisor believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals.

Invest in high yield, high risk, below investment grade securities which are not believed to involve undue risk to income or principal. The Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in below investment grade securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with below investment grade securities, see “Investment Techniques and Associated Risks” below. The Fund may also invest in investment grade debt securities.

Invest in zero coupon securities and payment-in-kind securities.

Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See “Investment Techniques and Associated Risks” below for further information.

Use various investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund’s investment objective, including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See “Investment Techniques and Associated Risks” below for further information.

In addition to the investment strategies described in the Prospectus and in “Investment Techniques and Associated Risks,” Managers Convertible Securities Fund may:

Invest in securities rated as low as CCC/Caa. See “Investment Techniques and Associated Risks” below. The section “Description of Bond Ratings Assigned by Standard & Poor’s and Moody’s Investors Service, Inc.” describes Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) rating categories.

Invest in zero coupon securities and payment-in-kind securities.

As a non-fundamental policy, invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. Investments in foreign securities may involve risks in addition to those of U.S. investments. See “Foreign Securities” below for further information.

Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Advisor to be liquid under guidelines adopted by the Board.

Use investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund’s investment objective. Such strategies and techniques include, but are not limited to, writing call and put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing and writing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See “Investment Techniques and Associated Risks” below for further information.

In addition to the investment strategies described in the Prospectus and in “Investment Techniques and Associated Risks,” Managers High Yield Fund may:

Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody’s or D by S&P, securities comparably rated by another national statistical rating organization (“NRSRO”), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

Invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund’s remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

Invest in zero coupon securities and payment-in-kind securities.

Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See “Foreign Securities” below for further information.

Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Advisor to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

Use various investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund’s investment objectives. Such strategies and techniques include, but are not limited to, writing listed “covered” call and “secured” put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts (“forward contracts”) and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See “Investment Techniques and Associated Risks” below for further information.

In addition to the investment strategies described in the Prospectus and in “Investment Techniques and Associated Risks,” Managers Fixed Income Fund may:

Invest in debt securities which the Advisor believes offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

Use various investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund’s investment objective. Such strategies and techniques include, but are not limited to, writing listed “covered” call and “secured” put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See “Investment Techniques and Associated Risks” below for further information.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

The investment objectives of the Funds are not fundamental. All investment policies, limitations and restrictions described in this SAI are not fundamental, except as otherwise noted, meaning that the Trust’s Board may change them without shareholder approval. The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques. For purposes of this discussion, the Investment Manager and the Subadvisors are referred to collectively as the “Advisor.”

(1) Small and Medium Capitalization Companies. The 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Mid-Cap Fund, the Renaissance Large-Cap Equity Fund, the Balanced Fund and the Convertible Securities Fund also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor’s research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

(2) Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

(3) U.S. Government Securities and Securities of International Organizations. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

(4) Debt Securities. The Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Mid-Cap Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see “Convertible Securities” below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security’s governing instrument.

In selecting corporate debt securities for the Funds, the Advisor reviews and monitors the creditworthiness of each issuer and issue. The Advisor also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

(5) Below Investment Grade Securities.

In General. The Funds may invest in below investment grade securities. Below investment grade securities (also referred to as “high yield securities”) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody’s, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Fund (except the High Yield Fund), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the applicable limit as set forth in the Prospectus and this SAI.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the Advisor’s own credit analysis than is the case for higher rated securities. Although the Advisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Advisor performs research and independently assesses the value of particular securities relative to the market. The Advisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Advisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Advisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(6) Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

(7) Asset-Backed Securities. Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

(8) Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in “pools” of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities,” below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations,” below), and in other types of mortgage-related securities. The 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

Mortgage Pass-Through Securities. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by “passing through” periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA and FHLMC Mortgage-Backed Obligations. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations and Mortgage-Backed Bonds. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations (“CMOs”) or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

Stripped Mortgage-Backed Securities. The High Yield Fund may investment in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Risks of Mortgage-Backed Securities. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

(9) Zero Coupon Bonds. The 20 Fund, the Balanced Fund, the Convertible Securities Fund, and the High Yield Fund may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market’s judgment as to the issuer’s creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Fund’s income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

(10) Pay-In-Kind Bonds. The Balanced Fund, the Convertible Securities Fund and the High Yield Fund may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

(11) Trust Originated Preferred Securities. The Convertible Securities Fund and the High Yield Fund may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

(12) Loan Participations and Assignments. The Convertible Securities Fund and the High Yield Fund may investment in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(13) Eurodollar and Yankeedollar Obligations. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

(14) Collateralized Bond Obligations. A collateralized bond obligation (“CBO”) is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into “tiers” representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

(15) Foreign Securities. These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All of the foregoing risks may be intensified in emerging markets.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts (“EDRs”) are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

(16) Restricted Securities, Rule 144A Securities and Illiquid Securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Advisor, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Fund may not invest in any security if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued by the Fund.

(17) When-Issued and Delayed Delivery Securities. New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund’s net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

(18) Variable and Floating Rate Securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.

(19) Banking and Savings Industry Obligations. Such obligations include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Mid-Cap Fund and Fixed Income Fund may invest in these types of instruments so long as they are U.S. dollar denominated. See “Foreign Securities” in the Prospectus for information regarding risks associated with investments in foreign securities.

The Funds will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or S&P, or, if the institution has no outstanding securities rated by Moody’s or S&P, it has, in the determination of the Advisor, similar creditworthiness to institutions having outstanding securities so rated;

2. In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Advisor, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

(20) Commercial Paper. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Standard and Poor’s Depositary Receipts (SPDRs). The Funds may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

Repurchase Agreements. Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the “underlying securities”) from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. No more than 15% of a Fund’s assets may be subject to repurchase agreements maturing in more than seven days.

Reverse Repurchase Agreements and Mortgage Dollar Rolls. A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid assets whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds’ fundamental policies concerning borrowings.

(21) Warrants. The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

(22) Interest Rate Transactions. Each of these Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

(23) Step Down Preferred Securities. Step down perpetual preferred securities are issued by a real estate investment trust (“REIT”) making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer’s equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

(24) Futures Contracts. Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see “Foreign Currency Transactions” below.

General Description of Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts (20 Fund, Mid-Cap Fund, Large-Cap Fund, Balanced Fund and Convertible Securities Fund). A stock index (for example, the Standard & Poor’s 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

I. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

A.	Forego possible appreciation,

B.	Create a situation in which the securities would be difficult to repurchase, or

C.	Create substantial brokerage commissions;

II. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Advisor’s determination, a substantial risk of a major price decline before liquidation can be completed; or

III. To close out stock index futures purchase transactions.

Where the Advisor anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Advisor to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio; or

2. To close out stock index futures sales transactions.

Gold Futures Contracts. The Balanced Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Options on Futures Contracts. Each of the Funds may purchase options on futures contracts. The Convertible Securities Fund may also write options on such contracts. When a Fund purchases a futures option, it acquires the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in “Options on Securities” below.

Risks Associated With Futures and Futures Options. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

(25) Options on Securities and Securities Indices. The Funds may purchase put and call options on securities, and (except for the Fixed Income Fund and High Yield Fund) put and call options on stock indices, at such times as the Advisor deems appropriate and consistent with a Fund’s investment objective. The Convertible Securities Fund also may write call and put options, and each of the other Funds may write listed “covered” call and “secured” put options. Each Fund may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

Purchasing Options on Securities. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

Writing Call and Put Options. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

The Funds (except the Convertible Securities Fund) may write a call or put option only if the call option is “covered” or the put option is “secured” by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust’s custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund. The Convertible Securities Fund may write call and put options that are not “covered” or “secured.”

Options on Securities Indices. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter (“OTC”) option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying securities.

(26) Foreign Currency Transactions (All Funds except the Mid-Cap Fund and the Fixed Income Fund). A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

Except for the Convertible Securities Fund, a Fund will not (1) commit more than 15% of its total assets computes at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year. The Convertible Securities Fund will not commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, but it may enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

(27) Options on Foreign Currencies (the 20 Fund, the Mid-Cap Fund, the Balanced Fund, the Convertible Securities Fund and the High Yield Fund). The Fund may invest in call and put options on foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar.

The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

(28) Segregation and Cover for Options, Futures and Other Financial Instruments. The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, “Financial Instruments”), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission (“CFTC”).

Each Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Fund will enter into such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

(29) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to each Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on such investments.

(30) Borrowing. A Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s net asset value. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund’s shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3% of its assets (including the amount borrowed).

(31) Investment in Securities of Other Investment Companies. Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company generally may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

(32) Short Sales. The Funds may effect short sales. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale “against the box,” at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the SEC Standard Industrial Classification (“SIC”) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (“SEC”).

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the 20 Fund, the Large-Cap Fund, the Convertible Securities Fund and the High Yield Fund and may be changed by the Board without shareholder approval.

The 20 Fund, the Large-Cap Fund, the Convertible Securities Fund and the High Yield Fund may not (except as noted):

(1) Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin.

(3) Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund’s total assets.

The following restrictions are designated as non-fundamental with respect to the Mid-Cap Fund and the Fixed Income Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

The Mid-Cap Fund and the Fixed Income Fund may not (except as noted):

(1) With respect to in excess of 15% of a Fund’s assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

(2) Purchase any below investment grade security if as a result more than 35% of the Fund’s assets would be invested in below investment grade securities.

The following restrictions are designated as non-fundamental with respect to the Balanced Fund and may be changed by the Board without shareholder approval.

The Balanced Fund may not:

(1) With respect to in excess of 15% of the Fund’s assets, sell securities short, except that the Fund may, without limit, make short sales against the box.

(2) Purchase any below investment grade security if as a result more than 35% of the Fund’s assets would be invested in below investment grade securities.

(3) Invest less than 25% of the Fund’s assets in debt securities.

Portfolio Turnover

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:

Fund	2004	2003
Managers 20 Fund	35%	9%
Mid-Cap Fund	90%	109%
Large-Cap Fund	95%	53%
Balanced Fund	85%	91%
Convertible Securities Fund	96%	146%
High Yield Fund	74%	138%
Fixed Income Fund	79%	315%

Other Policies

There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of a Fund may be retained in cash, including cash equivalents which are U.S. Treasury bills, short-term bank obligations such as certificates of deposit, bankers’ acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective net assets in illiquid securities.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Investment Manager that the disclosures are in the best interests of Funds’ shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Investment Manager will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of the Funds’ shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Fund (Goodwin Procter LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the custodian. Disclosures of portfolio holdings information will be made to Funds’ registered independent public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of the Funds’ operations. Disclosures of portfolio holdings information may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds may provide non-public portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month. The Funds disclose current portfolio holdings information to FT Interactive on a daily basis on connection with fair valuation services.

The entities to which the Funds voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and each Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees. The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”):

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 2000	Professor of Finance, Boston University School of Management (1972-Present)	38	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 2000	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corp. (2001); Trustee Bowdoin College (2002-Present); President, Retirement Plans Group, Kemper Funds (1990-1998)	38	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 2000	Partner, Hepburn Willcox Hamilton & Putnam (1977-Present)	38	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Consultant (2001-Present); Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	38	Trustee of Professionally Managed Portfolios (20 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	38	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President Schneeweis Partners, LLC (2001-2004); President Alternative Investment Analytics, LLC, (2005 to Present); Director of Research, Lyra/Starview Capital LLC, (2004 to Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics).	38	None

*	The Fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Interested Trustees. The Trustees shown in the table below are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers and Managers Distributors, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE/OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
John Kingston, III DOB: 10/23/65	Trustee since 2004	Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray (1994-1998)	38	None

Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002; President since 2000	Managaing Partner, Managers Investment Group LLC (2005-Present); President, Managers AMG Funds (1999-Present), Managers Trust I and Managers Trust II (2000-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993)	38	None

*	The Fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Galan G. Daukas DOB: 10/24/63	Chief Financial Officer since 2002	Managers Investment Group LLC (2005-Present); Chief Operating Officer, The Managers Funds LLC (2002-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2002-Present); Chief Operating Officer and Chairman of the Management Committee, Harbor Capital Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet Investment Advisors (1992-2000)

Donald S. Rumery DOB: 5/29/58	Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

The Fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2004	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2004
Independent Trustees:
Jack W. Aber	None	Over $100,000
William E. Chapman II	None	Over $100,000
Edward J. Kaier	None	Over $100,000
Steven J. Paggioli	None	Over $100,000
Eric Rakowski	None	$10,001 to $50,001
Thomas R. Schneeweis	None	$50,001 to $100,000

Interested Trustees:
John Kingston, III	None	Over $100,000
Peter M. Lebovitz	None	Over $100,000

*	The Fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Audit Committee

The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors’ review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors’ status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Funds Family of Funds, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation From the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$20,200	$58,750
William E. Chapman, II*	$20,200	$61,250
Edward J. Kaier	$20,200	$58,750
Madeline H. McWhinney**	None	$21,500
Steven J. Paggioli	$20,200	$55,500
Eric Rakowski	$20,200	$58,750
Thomas R. Schneeweis	$20,200	$57,500
Interested Trustees:
John Kingston, III	None	None
Peter M. Lebovitz	None	None

*	Mr. Chapman receives an additional $5,000 annually for being the Independent Chairman.

**	Ms. McWhinney retired from the Board of Trustees after the May, 2004 Board of Trustees Meeting.

(a)	Compensation is estimated for the Funds’ first full fiscal year January 1, 2004 through December 31, 2004.

(b)	Total compensation includes estimated compensation to be paid during the 12-month period ending December 31, 2004 for services as a Trustee of Managers Trust II, Managers AMG Funds, The Managers Funds and Managers Trust I. The Trust does not provide any pension or retirement benefits for the Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders of Securities

As of April 15, 2005, the percentage ownership of each person owning of record more than 5% of the outstanding Class A, B, C and Y Shares of each Existing Fund is listed below:

Managers 20 Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Class Y
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administrator Jacksonville, FL	38.90%	61.43%	56.47%	19.53%
Prudential Retirement Carmel, IN	—	—	—	27.48%

Citigroup Global Markets Inc. New York, NY	5.16%	—	—	—

Managers Mid-Cap Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Class Y
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administrator Jacksonville, FL 32246-6484	48.23%	58.44%	75.24%	6.08%
		—	—	—
		—	—	—
Prudential Retirement 11825 N. Pennsylvania Ave Carmel, IN 46032-4555	—	—	—	88.68%

Renaissance Large-Cap Equity Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Class Y
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administrator Jacksonville, FL	—	57.56%	81.60%	90.35%

Pershing LLC Jersey City, NJ	—	9.23%	—	—

Managers Balanced Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Class Y
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administrator Jacksonville, FL	49.80%	73.21%	81.00%	9.14%

Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA	19.95%	—	—	—

Prudential Retirement Carmel, IN 46032-4555	—	—	—	87.16%

Managers Convertible Securities Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Class Y
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administrator Jacksonville, FL	52.14%	59.59%	72.64%	34.71%

First Clearing Corporation Naples, FL	16.53%	—	—	—

Prudential Retirement Carmel, IN 46032-4555				60.45%

Pershing LLC Jersey City, NJ	—	10.65%	—	—

Managers High Yield Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Class Y
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administrator Jacksonville, FL	5.70%	66.72%	71.88%	41.34%

Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA	7.32%	—	—	—

PFPC Wrap Services King of Prussia, PA	72.29%

Prudential Retirement Carmel, IN 46032-4555	—	—	—	45.57%

MCB Trust Services Providence, RI	—	—	—	5.69%
		—	—
	—	—	—

Managers Fixed Income Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Class Y
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administrator Jacksonville, FL	50.62%	69.48%	83.89%	14.38%

Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA	7.19%	—	—	—

Prudential Retirement Carmel, IN 46032-4555	—	—	—	64.13%

NFSC Terre Haute, IN	11.00	—	—	6.97%

First Clearing Corporation Sanibel, Fl.	10.70%	—	—	—

Wells Fargo Investments LLC Minneapolis, MN	5.10%	—	—	—

As of April 15, 2005, the Trustees and Officers of the Existing Funds as a group owned less than 1% of the outstanding Class A, B, C and Y shares of each Existing Fund.

Control Persons

The Trust did not know of any person who, as of April 15, 2005, “controlled” (within the meaning of the 1940 Act) any of the Funds

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision of the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to the Funds pursuant to an investment management agreement (the “Investment Management Agreement”). Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers, serves as the distributor of the Funds. Managers is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) which serves as the managing member of Managers. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Subadvisors

The assets of the Funds are managed by the Subadvisors. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Investment Manager to change Subadvisors without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC.

Management and Subadvisory Agreements

The terms of the Management Agreement provide for the Investment Manager to have overall supervisory responsibility for each Fund’s general investments and management of its assets in accordance with the Fund’s investment objectives, policies and restrictions, subject to such direction as it may receive from the Trustees from time to time. The Manager is responsible for (a) selecting and recommending to the Trustees one or more Subadvisors for each Fund and for monitoring and evaluating the performance of each Subadvisor on an ongoing basis and (b) exercising investment discretion and making all determinations with respect to any portion of a Fund’s assets not assigned to a Subadvisor, including determinations regarding the purchase and sale of portfolio securities. During the term of the Management Agreement, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreement, including fees payable to Subadvisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The Investment Manager will provide such services in accordance with the Funds’ investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

The Management Agreement has an initial two year term and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trust’s Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time, without the payment of any penalty, (i) by the vote of a majority of the Trust’s Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the Trust, or (iii) with respect to a Fund, by vote of a majority of the outstanding shares of the Fund, in each case upon sixty (60) days written notice to the Investment Manager. The Management Agreement may be terminated by the Investment Manager upon sixty (60) days written notice to the Trust.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to, and expect to render investment advisory services to others.

Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to its respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, the Subadvisory Agreements do not obligate a Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of the Subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a methodology considered equitable by the Subadvisors. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

Each Subadvisory Agreement has an initial term of two years and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. Each Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of each Subadvisory Agreement, the agreement may be terminated: (i) by the Investment Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) with respect to a Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days written notice to the Investment Manager and the Trust.

Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

Compensation of the Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement. Under that agreement, the Investment Manager supervises the overall administration of and certain shareholder services for each Fund. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For providing these services, the Investment Manager receives a fee from each Fund of 0.20% per annum of its average daily net assets.

As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

During the last three fiscal years ended December 31, 2002, 2003, and 2004 the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement. Fees paid prior to April 1, 2004 were paid to the Funds’ former Investment Manager, Conseco Capital Management, Inc.

Fund	2002	2003	2004
Managers 20 Fund	$595,582	$359,986	$316,473
Managers Mid-Cap Fund	935,582	725,062	713,990
Renaissance Large-Cap Equity Fund	97,933	34,046	26,747
Managers Balanced Fund	481,839	233,456	202,604
Managers Convertible Securities Fund	219,505	167,334	135,886
Managers High Yield Fund	731,215	805,468	437,678
Managers Fixed Income Fund	738,965	433,309	313,847

During the three fiscal years ended December 31, 2002, 2003, and 2004 the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.

Fund	2002	2003	2004
Managers 20 Fund
Oak Associates, ltd.	$255,249	$154,280	$135,793

Managers Mid-Cap Fund
Chicago Equity Partners, LLC	401,030	310,741	306,224

Renaissance Large-Cap Equity Fund
Chicago Equity Partners, LLC	41,971	14,591	11,472

Managers Balanced Fund
40|86 Advisors, Inc	—	—	2,670

Chicago Equity Partners, LLC	120,426	65,779	62,505
Loomis, Sayles & Company, L.P.	233,456	—	11,932

Managers Convertible Securities Fund
40|86 Advisors, Inc.	167,334	—	25,313

Managers High Yield Fund
40|86 Advisors, Inc.	—	—	24,026
Loomis, Sayles & Company, L.P.	—	—	49,357
J.P. Morgan Investment Management Inc.	805,468	—	129,097

Managers Fixed Income Fund
40|86 Advisors, Inc	—	—	23,580
Loomis, Sayles & Company, L.P.	433,309	—	52,372

Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading “Fees and Expenses” located in the front of the Funds’ Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Approval of Investment Management and Subadvisory Agreements

On October 21, 2003, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreements between the Manager and each of the following Subadvisors with respect to the Funds in connection with reorganization transactions involving the Funds: Oak Associates, ltd., Chicago Equity Partners, LLC, 40|86 Advisors, Inc. and Loomis, Sayles & Company, L.P. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Manager and the Subadvisors, including performance, projected expenses and expense data for the series of Conseco Fund Group which were to be reorganized into the Funds and for other similar mutual funds.

With respect to the Investment Management Agreement, the Trustees took into account their deliberations and conclusions with respect to the most recent continuation of Investment Management Agreements between the Trust and the Manager on behalf of other series of Trust, which occurred in June 2003. The Trustees received assurances from the Manager that there had been no material changes in the information previously provided by the Manager, and reviewed by the Trustees, in connection with the foregoing continuations relating to the Manager’s operations and personnel.

The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager relating to its performance of similar duties for other series of the Trust. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the Investment Manager’s administrative capabilities including its ability to supervise the Funds’ other service providers; (b) the manner in which the Investment Manager will monitor the Subadvisor’s investment performance; (c) the Investment Manager’s compliance programs, including those related to personal investing, and compliance personnel; and (d) the Investment Manager’s performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertakings to implement expense limitations for the Funds.

The Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, each Subadvisor provided biographical information on its portfolio management and other professional staff, performance information for the Subadvisor, the Fund’s competitors and relevant benchmarks and information regarding the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by each Subadvisor; (b) the qualification and experience of the Subadvisors’ personnel; (c) the Subadvisors’ compliance programs, including those related to personal investing, and compliance personnel; and (d) the Subadvisor’s performance in employing the investment strategy that it intended to use in fulfilling its portfolio management responsibilities (the “Investment Strategy”). The Trustees also took into account the financial condition of the Subadvisors with respect to their ability to provide the services required under the Subadvisory Agreements and the Subadvisors’ respective undertakings to implement expense limitations for the Funds. In considering the fees to be paid to the Subadvisors under the Subadvisory Agreements, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of the advisory fees received by it, and not by the Funds.

The Trustees reached the following conclusions regarding the Investment Management Agreement and Subadvisory Agreements, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisors are qualified to manage the assets of their respective Funds or portions thereof in accordance with the Funds’ investment objectives and policies; (C) the Investment Manager and Subadvisors maintain appropriate compliance programs; (D) the Funds’ advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and each of the Subadvisors.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Funds and their shareholders.

Approval of Subadvisory Agreements Subsequent to Inception

Managers High Yield Fund

On June 15, 2004, the Board of Trustees, including a majority of the Independent Trustees, approved a new Subadvisory Agreement with J.P. Morgan Investment Management Inc. (“JP Morgan”) with respect to Managers High Yield Fund, and effective July 26, 2004, Loomis Sayles & Company, L.P. ceased to serve as the subadvisor of the Fund. The Trustees reviewed a variety of materials relating to the Fund and JPMorgan, including comparative performance, fee and expense information for the Fund and other similar mutual funds and performance information for relevant benchmark indices. The Trustees also reviewed information provided by JPMorgan relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, JPMorgan provided biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by JPMorgan and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

In the course of their deliberations regarding the Subadvisory Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by JPMorgan; (ii) the qualification and experience of JPMorgan’s portfolio management, compliance and executive personnel; (iii) JPMorgan’s compliance programs and policies including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; (iv) the appropriateness of the particular investment strategies that JPMorgan would employ in managing the Fund’s assets (its “Investment Strategies”) for pursuing the Fund’s investment objective, (v) the consistency of JPMorgan’s adherence to the Investment Strategies in managing accounts of its other advisory clients that had hired JPMorgan to employ the Investment Strategies; and (vi) JPMorgan’s performance in employing its Investment Strategies. The Trustees also took into account the financial condition of JPMorgan.

The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (a) JPMorgan is qualified to manage the Fund’s assets (or a portion thereof) in accordance with its investment objective and policies; (b) JPMorgan maintains appropriate compliance programs; (c) JPMorgan’s Investment Strategy is appropriate for pursuing the Fund’s investment objective; (d) JPMorgan is likely to execute its Investment Strategy consistently over time; and (e) the Fund’s advisory fees are reasonable in relation to those of similar funds and to the services to be provided by JPMorgan.

Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Subadvisory Agreement with JPMorgan would be in the interests of the Fund and its shareholders.

Renaissance Large-Cap Equity Fund

On March 4, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved a new Subadvisory Agreement with The Renaissance Group LLC (“Renaissance”) with respect to Renaissance Large-Cap Equity Fund, and effective April 1, 2005, Chicago Equity Partners, LLC ceased to serve as the subadvisor of the Fund. The Trustees reviewed and considered a variety of materials relating to the Fund, the Investment Manager and Renaissance, including comparative performance information for similarly managed funds, mutual fund and non-mutual fund accounts managed by Renaissance and relevant benchmark indices; the nature, extent and quality of services to be provided by Renaissance under the Subadvisory Agreement; and information regarding the investment strategies and portfolio management team of Renaissance. In addition, the Trustees considered certain information received in connection with, and their deliberations with respect to, their May 2004 renewal of the Subadvisory Agreement between the Investment Manager and Chicago Equity Partners with respect to the Fund and the Management Agreement.

In considering the nature, extent and quality of services to be provided by Renaissance under the Subadvisory Agreement, the Trustees reviewed information provided by Renaissance relating to its operations and personnel. Among other things, in discussing the qualifications and experience of Renaissance’s portfolio management team, the Trustees reviewed biographical information for the portfolio managers and other professional staff at Renaissance, as well as information regarding the organizational and management structure of the firm. In the course of their deliberations, the Trustees noted the substantial investment experience of the portfolio managers responsible for the management of the Fund’s assets, which is reflected in the information included in the Prospectus. The Trustees also took into account the financial condition and structure of Renaissance with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also evaluated Renaissance’s brokerage policies and practices, and Renaissance’s compliance programs, including those related to personal investing.

In considering the cost of services to be provided by Renaissance under the Subadvisory Agreement and the profitability to Renaissance of its relationship with the Fund, the Trustees noted the current and anticipated levels of the Fund’s assets and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. The Trustees also noted that the fees under the Subadvisory Agreement are paid by the Investment Manager out of the advisory fees received by the Investment Manager. As a consequence, the cost of services to be provided by Renaissance and the profitability to Renaissance of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons the Trustees did not consider the potential economies of scale in Renaissance’s management of the Fund to be material factors in their consideration at this time.

After consideration of the foregoing factors, the Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (a) Renaissance is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (b) Renaissance maintains appropriate compliance programs; (c) the investment strategies and techniques that Renaissance would employ in managing the Fund’s assets are appropriate for pursuing the Fund’s investment objective; and (d) the Fund’s subadvisory fees to be paid to Renaissance are reasonable in relation to those of similar funds and to the services to be provided by Renaissance.

Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Subadvisory Agreement with Renaissance would be in the interests of the Fund and its shareholders.

Additional Review of Investment Management and Subadvisory Agreements

Performance, fee and expense information regarding the Funds is provided to the Trustees on a quarterly basis. Although the Investment Management and Subadvisory Agreements were in their initial term and not subject to approval, at a meeting held on May 16, 2004, the Trustees were provided with performance, fee and expense information regarding the Funds which indicated the following:

(a) The performance of Managers 20 Fund (Class Y shares) for the 1, 3 and 5 year periods ended March 31, 2004, was above-median, below-median and below-median, respectively, for the group of funds deemed to represent the Fund’s peer group (the “Peer Group”). Information with respect to the advisory fee and total expenses of Managers 20 Fund for the most recent fiscal year with respect to the Fund’s Peer Group was not provided to the Trustees because the Management Agreement had been in place for less than one year.

(b) The performance of Managers Mid-Cap Fund (Class Y shares) for the 1, 3 and 5 year periods ended March 31, 2004, was below-median, at-median and above-median, respectively, for the Fund’s Peer Group. Information with respect to the advisory fee and total expenses of Managers Mid-Cap Fund for the most recent fiscal year with respect to the Fund’s Peer Group was not provided to the Trustees because the Management Agreement had been in place for less than one year.

(c) The performance of Renaissance Large-Cap Equity Fund (Class Y shares) for the 1 and 3 year periods ended March 31, 2004, was below-median for the Fund’s Peer Group. Information with respect to the advisory fee and total expenses of Renaissance Large-Cap Equity Fund for the most recent fiscal year with respect to the Fund’s Peer Group was not provided to the Trustees because the Management Agreement had been in place for less than one year.

(d) The performance of Managers Balanced Fund (Class Y shares) for the 1, 3 and 5 year periods ended March 31, 2004, was above-median for the Fund’s Peer Group. Information with respect to the advisory fee and total expenses of Managers Balanced Fund for the most recent fiscal year with respect to the Fund’s Peer Group was not provided to the Trustees because the Management Agreement had been in place for less than one year.

(e) The performance of Managers Convertible Securities Fund (Class Y shares) for the 1, 3 and 5 year periods ended March 31, 2004, was below-median, above-median and above-median, respectively, for the Fund’s Peer Group. Information with respect to the advisory fee and total expenses of Managers Convertible Securities Fund for the most recent fiscal year with respect to the Fund’s Peer Group was not provided to the Trustees because the Management Agreement had been in place for less than one year.

(f) The performance of Managers High Yield Fund (Class Y shares) for the 1, 3 and 5 year periods ended March 31, 2004, was above-median for the Fund’s Peer Group. Information with respect to the advisory fee and total expenses of Managers High Yield Fund for the most recent fiscal year with respect to the Fund’s Peer Group was not provided to the Trustees because the Management Agreement had been in place for less than one year.

(g) The performance of Managers Fixed Income Fund (Class Y shares) for the 1, 3 and 5 year periods ended March 31, 2004, was above-median for the Fund’s Peer Group. Information with respect to the advisory fee and total expenses of Managers Fixed Income Fund for the most recent fiscal year with respect to the Fund’s Peer Group was not provided to the Trustees because the Management Agreement had been in place for less than one year.

Portfolio Managers of the Funds

MANAGERS 20 FUND

Oak Associates, ltd. (“Oak”)

A team consisting of Mr. James D. Oelschlager, Mr. Edward E. Yardeni, Mr. Douglas S. MacKay and Ms. Donna L. Barton serves jointly manage the Fund. Mr. Oelschlager is the Chief Executive Officer, Chief Investment Officer and founder of Oak since in 1985. Mr. Yardeni has been with Oak for 6 months. Prior to joining Oak in 2004, Mr. Yardeni served as Chief Investment Strategist, and a Managing Director of Prudential Equity Group, LLC, and as Chief Investment Strategist for Deutsche Bank, as Chief Economist for C.J. Lawrence, Prudential Securities, and E.F. Hutton. Mr. MacKay is the Director of Research and been with Oak for 14 years. Ms. Barton is a Senior Portfolio Trader and helped found Oak in 1985.

Since establishing Oak Associates, ltd., Mr. Oelschlager has served as the chief investment officer and the leading portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company’s pension assets.

Mr. Oelschlager, Mr. Yardeni, Mr. MacKay and Ms. Barton are part of Oak’s two investment teams, The Portfolio Management Team and the Portfolio Advisory Team. The Portfolio Advisory Team, which includes the Portfolio Management Team, meets at least weekly to assess the performance and composition of the portfolio. During the Portfolio Advisory Team meeting, research analysts are accountable for reporting any material developments and discussing any changes in the long-term outlook for the companies they cover. Recommendations are provided for stocks that should be added to or removed from the Review List or Idea List. At the conclusion of the Portfolio Advisory Team meeting, the Portfolio Management Team meets to make all final investment decisions. Mr. Oelschlager is part of the Portfolio Management Team that makes the decisions on the separate account portfolios and sub-advised funds.

Other Accounts Managed by the Portfolio Managers

The portfolio managers jointly manage 4 other registered investment companies having assets in the aggregate of approxinately $176 million. No other accounts are managed by the portfolio managers.

Oak has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are also reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time.

Portfolio Manager Compensation

Mr. Oelschlager owns 99% of Oak. Therefore, Mr. Oelschlager earns 99% of the net profits from Oak. Ms. Barton earns a fixed base salary and a quarterly bonus that is comprised of a percentage of net profits of Oak and personal performance. Mr. MacKay earns a fixed base salary and a quarterly bonus that is comprised of a percentage of net profits of Oak and personal performance. Mr. Yardeni receives a fixed base salary and an annual bonus that is comprised of a percentage of revenues based on increased revenues going forward.

Portfolio Manager Ownership of the Fund

None of the portfolio managers beneficially own shares of Managers 20 Fund.

MANAGERS MID-CAP FUND, MANAGERS BALANCED FUND

Chicago Equity Partners, LLC (“CEP”)

Other Accounts Managed by the Portfolio Managers

Chicago Equity Partners, LLC utilizes a team approach to manage the Funds. The senior members of the team (the “Portfolio Managers”) are the three co-managers of the team: David C. Coughenour, David R. Johnsen and Robert H. Kramer.

David C. Coughenour is the Chief Investment Officer of CEP, joined CEP in 1989 and has sixteen years of industry experience. He leads CEP’s equity team and is personally responsible for following and analyzing the energy sector. Dave assisted in the development of and is still responsible for CEP’s proprietary quantitative model. Prior to joining CEP, Dave worked as a quantitative analyst with Bank of America. Mr. Coughenour has been a Managing Director in the Equity Group of CEP for the previous five years. In May of 2004 Mr. Coughenour was named Chief Investment Officer of CEP.

Dave Johnsen joined Chicago Equity Partners in 1989 and has twenty-nine years of investment experience. He is personally responsible for following and analyzing the technology hardware and consumer staples sectors. Prior to his current role, Dave was a portfolio manager at Bank of America. Mr. Johnsen has been a Managing Director in the Equity Group of CEP for the previous five years.

Mr. Robert Kramer joined CEP in 1989 and has eighteen years of industry experience. His responsibilities include managing the trading and technology groups. He is personally responsible for following and analyzing the healthcare sector. He assisted in the development of CEP’s proprietary quantitative model still used today. Before joining CEP, Bob worked with the Feldman Group and GE Capital. Mr. Kramer has been a Managing Director in the Equity Group of CEP for the previous five years.

Portfolio Manager Decision Making:

The portfolio management team, as a whole, makes investment decisions for the equity portfolios managed by the CEP. Most investment decisions for these portfolios are made within rebalancing meetings, which typically take place on a monthly basis. During each meeting the portfolio managers collectively evaluate the output from CEP’s quantitative model and implement changes to client portfolios using this information in conjunction with portfolio management software to determine the purchase and sale decisions for specific securities. In making these decisions the team will not use market timing or sector rotation and will not make style bets. Decisions to purchase or sell equity securities in client portfolios may take place between rebalancing meetings. Inter-meeting trades may be recommended by a portfolio manager for securities he covers. This recommendation must be affirmed by two additional members of the portfolio management team in order to be implemented by the equity trading desk.

Portfolio Manager Duties:

Portfolio managers within CEP also function as security analysts. Each portfolio manager / analyst is responsible for reviewing the output from CEP’s quantitative model. Discrepancies noted in output from the model are discussed with the members of the Quantitative Analysis unit. The portfolio management team, the quantitative analysts and equity traders are situated contiguous to one another in an open seating arrangement, which allows for interaction and communication among the individuals in these groups on an ongoing basis.

The Portfolio Managers jointly manage 6 registered investment companies having assets of approximately $399 million in the aggregate. The Portfolio Managers do not manage any pooled investment vehicles. The Portfolio Managers also jointly manage 95 other accounts having assets of approximately $7.4 billion in the aggregate. The Portfolio Managers jointly manage 2 accounts having performance based advisory fees and these accounts have assets of approximately $848 million.

CEP is a privately held limited liability company that is wholly owned by its senior managers. CEP does not have an ownership interest in any other entity. CEP is a profits member of a joint venture with Bank of Hawaii known as Bankoh Investment Partners, LLC. This joint venture limited liability company offers investment advisory services to institutional clients located primarily in the state of Hawaii. In order to avoid a material conflict of interest, CEP has chosen not to hold Bank of Hawaii securities in mutual fund portfolios that it may advise or sub-advise. The owners of CEP have no material financial ties to any of its investment advisory clients.

Portfolio Manager Compensation

The portfolio managers responsible for the management of the funds are compensated through a fixed base salary, bonus and 401k plan. The amount of their compensation is determined by the firm’s Board of Managers and is not dependent on the performance of the funds. Each co-manager of the portfolio management team is an equity stakeholder in the firm and is entitled to a share of any distribution of profits made by the firm.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, none of the Portfolio Managers owned shares of the Funds.

RENAISSANCE LARGE-CAP EQUITY FUND

Renaissance Investment Management (“Renaissance”)

Other Accounts Managed by the Portfolio Managers

Michael E. Schroer is the Portfolio Manager for the Large-Cap Fund. Mr. Schroer is the Managing Partner of, and Chief Investment Officer of, Renaissance, positions held since Renaissance’s inception in 1984. Mr. Schroer manages one other registered investment company account having assets of approximately $85 million. Mr. Schroer does not manage any pooled investment vehicles and Mr. Schroer manages 104 other accounts having assets in the aggregate of approximately $360 million. None of the accounts managed by Mr. Schroer has a performance based investment advisory fee.

Renaissance has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are also reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time.

Portfolio Manager Compensation

Mr. Schroer’s compensation is based on a percentage of overall firm revenue as well as a share of the firm’s profits. The firm revenue is based on the market value of overall firm assets, and will fluctuate along with the value of the firm’s assets under management.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Manager did not own shares of the Large-Cap Fund.

MANAGERS BALANCED FUND, MANAGERS FIXED INCOME FUND

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Other Accounts Managed by the Portfolio Managers

The day-to-day portfolio manager of Managers Bond Fund is Daniel J. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

Mr. Fuss manages 9 other registered investment company accounts having assets of approximately $5.4 billion in the aggregate. Mr. Fuss also manages 4 other pooled investment vehicles having assets of approximately $190 million in the aggregate and 71 other accounts having assets of approximately $10.1 billion in the aggregate. Mr. Fuss manages 5 accounts having assets of approximately $1.3 billion in the aggregate which have a performance based advisory fee.

The day-to-day portfolio manager of the fixed income portion of Managers Balanced Fund is Mr. John Hyll. Mr. Hyll is a Vice President of Loomis Sayles and has been employed by Loomis Sayles since 1987. Mr. Hyll manages 4 other registered investment company accounts having assets of approximately $216 million in the aggregate. Mr. Hyll does not manage any other pooled investment vehicles. Mr. Hyll also manages 40 other accounts having assets of approximately $5.8 billion in the aggregate. Mr. Hyll does not manage any accounts having a performance based advisory fee.

Material conflicts. The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Portfolio Manager Compensation

Portfolio manager compensation is made up primarily of two components – fixed base salary and variable compensation. Fixed base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of fixed base salary. Variable compensation is based on four factors – investment performance, profit growth of Loomis Sayles, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

Investment performance for fixed income managers is measured by comparing the performance of the Loomis Sayles’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Managers Bond Fund is the Lehman Brothers Government/Corporate Bond Index, for Managers Fixed Income Fund and Managers Balanced Fund (fixed income portion) is the Lehman Brothers Aggregate Bond Index, and for Managers Global Bond Fund is the Citigroup World Government Bond Index. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’ compensation is also based on his overall contributions to Loomis Sayles in his various roles as senior portfolio manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss has also received fixed payments related to his continued service with Loomis Sayles. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of fixed base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of the Funds managed by Loomis Sayles.

MANAGERS CONVERTIBLE SECURITIES FUND

40|86 Advisors, Inc. (“40|86”)

Other Accounts Managed by the Portfolio Managers

Mr. Gregory J. Hahn, portfolio manager and Chief Investment Officer of 40|86 since 1989, and Mr. Leo J. Dierkman, portfolio manager and Second Vice President of 40|86 since 1999, are the co-portfolio managers for the Fund. Mr. Hahn is responsible for the portfolio management and oversight of the affiliated insurance company portfolios and the third-party institutional client accounts. In addition, Mr. Hahn is responsible for registered products. Mr. Hahn is chairman of 40|86’s portfolio management group and a member of the senior management team.

In addition to being Second Vice President of 40|86 Mr. Leo Dierckman is a senior securities analyst and portfolio manager. He is responsible for the analysis of the healthcare and restaurant industries and all taxable municipal bonds. Mr. Dierckman is also the portfolio manager for the 40|86 Series Trust High Yield Portfolio and 40|86 Strategic Income Fund.

Mr. Hahn serves as a portfolio manager or co-portfolio manager of 3 registered investment company accounts having assets of approximately $160 million in the aggregate and Mr. Dierkman serves as a portfolio manager or co-portfolio manager of 2 investment company accounts having assets of approximately $125 million in the aggregate. Neither Mr. Hahn nor Mr. Dierckman manages other pooled investment vehicles. Mr. Hahn serves as a portfolio manager or co-portfolio manager of 45 other accounts having assets of approximately $24 billion in the aggregate. Mr. Dierkman serves as a portfolio manager or co-portfolio manager of 3 other accounts having assets of approximately $125 million in the aggregate. The portfolio managers do not manage any accounts having a performance based investment advisory fee.

40|86 and its respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest, and thus may have certain conflicts of interest. Furthermore, 40|86 acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

40|86 has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

Portfolio Manager Compensation

40|86 generally targets fixed base salary pay based on competitive market data for investment advisory firms. 40|86’s annual incentive program is based on a pay-for-performance model for investment professionals, including portfolio managers, as a multiple of fixed base salary. Awards have historically been based on business unit measures and on individual goals. 40|86 anticipates that a similar performance model structure will continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program.

40|86’s portfolio managers are not solely compensated solely based upon the performance of any particular portfolio he or she manages.

Portfolio Manager Ownership of the Fund

Mr. Dierckman beneficially owns shares of the Fund in an amount between $50,001 and $100,000 of the Fund. Mr. Hahn does not benefically own shares of the Fund.

MANAGERS HIGH YIELD FUND

J.P. Morgan Investment Management Inc. (“JPM”)

Other Accounts Managed by the Portfolio Managers

Mr. Thomas Hauser and Mr. Robert Cook co-manage the Fund. Mr. Hauser has been a Vice President of, and a Portfolio Manager for, JPM since 2004. Prior to joining JPM, he was a Vice President of, and a portfolio manager for, 40|86 Advisors, Inc. (formerly Conseco Capital Management) from 2001 to 2004. Prior to joining 40|86 Advisors, Inc., he was a Vice President of and a portfolio manager for Van Kampen Investments from 1993 to 2001. Mr. Cook has been a Managing Director of, and a portfolio manager for, JPM since 2004. Prior to joining JPM, he was co-head of the fixed income process at 40|86 Advisors, Inc. from 1994 to 2004.

Mr. Hauser and Mr. Cook jointly manage 3 other registered investment company accounts having assets in the aggregate of $250 million. Mr. Hauser and Mr. Cook jointly manage 7 other pooled investment vehicles having assets in the aggregate of $2.4 billion. Mr. Hauser and Mr. Cook jointly manage 10 other acounts having assets in the aggregate of $106 million. Neither Mr. Hauser nor Mr. Cook manage any accounts having a performance based investment adavisory fee.

The potential material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund and the management of their other accounts include (1) A conflict between investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager; (2) A conflict in allocation of investment opportunities between the Fund and the other accounts managed by the portfolio manager. However, JPM’s allocation practices are designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

Funds investing in fixed income instruments may be vulnerable to certain potential conflicts of interest. One such potential conflict is that purchases of money market instruments and fixed income securities cannot always be allocated pro rataacross the accounts with the same investment strategy and objective. JPM attempts to mitigate this potential conflict by basing non0pro rata allocations upon (1) objective, predetermined criteria for the selection of investments, and (2) a disciplined process for allocating securities with similar duration, credit quality and liquidity such that, in the good faith judgement of JPM, fair and equitable allocation will occur over time. Another potential conflict is that accounts with certain specialized invetment strategies may be given priority in the allocation of certain investment opportunities in order to adhere to the investment strategies. For example, accounts with high yield, emerging markets debt or other specialized strategies may be given priority in the allocation process with respect to certain securities included in their specialized investment mandates. A third potential conflict is that funds investing in fixed income instruments are subject to regulatory requirements that are different from other pooled investment vehicles and other accounts managed by the portfolio manager. Such funds may nt be permitted to engage in all the investment techniques or transactions in which other funds may engage, or such funds may be unable to utilize the techniques or engage in the transactions to the same extent as the other accounts managed by the portfolio manager.

Portfolio Manager Compensation

JPM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a fixed base salary fixed from year to year and a variable bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPM’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio Manager Ownership of the Fund

Mr. Hauser does not beneficially own shares of the Fund. Mr. Cook beneficially owns shares of the Fund in an amount between $50,001 and $100,000.

Proxy Voting Policies and Procedures

Proxies for the Funds’ portfolio securities are voted in accordance with each Subadvisor’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Code of Ethics

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are applicable to “access persons” of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services Agreement

The Investment Manager also serves as administrator (the “Administrator”) of the Trust. Under the terms of this agreement, the Administrator will provide various administrative services to the Trust, including shareholder servicing and other Fund support.

Distribution Arrangements

Managers Distributors Inc. (the “Distributor”) serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

For sales of Class Y shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. The Distributor or its affiliates out of their own assets will make all of the above payments. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Distribution and Service Plans. The Trust has adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50% annually of each Fund’s average daily net assets attributable to its Class A shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund’s average daily net assets attributable to its Class B shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund’s average daily net assets attributable to its Class C shares.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plans, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plans will automatically terminate in the event of their assignment.

Custodian

The Bank of New York (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

PFPC, PO Box 9769, Providence, Rhode Island 02940-9767 (“PFPC”) is the transfer agent (the “Transfer Agent”) for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 is expected to serve as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The fees of each Subadvisor are not reduced by reason of their receipt, if any, of such brokerage and research services. Generally, a Subadvisor does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The Investment Manager may direct a Subadvisor to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

Brokerage Commissions

For the fiscal years ended fiscal years, the Funds paid the following brokerage fees:

Fund	2002 2003	2004
Managers 20 Fund	$123,387	$51,431
Managers Mid-Cap Fund	498,764	371,866
Renaissance Large-Cap Equity Fund	47,527	9,307
Managers Balanced Fund	125,152	45,267
Managers Convertible Securities Fund	16,913	7,192
Managers High Yield Fund	0	4,973
Managers Fixed Income Fund	0	330

Brokerage Recapture Arrangements

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of Investment Advisor or the Subadvisors.

During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:

Fund	2002	2003	2004
Managers Science and Technology Fund	$0	$0	$0
Managers 20 Fund	0	0	0
Managers Mid-Cap Fund	0	0	98,407
Renaissance Large-Cap Equity Fund	0	0	3,374
Managers Balanced Fund	0	0	9,224
Managers Convertible Securities Fund	0	0	0
Managers High Yield Fund	0	0	0
Managers Fixed Income Fund	0	0	0

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Certain processing organizations and others may receive compensation from the Trust’s Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York Time, at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust described in this Statement of Additional Information. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted. The Fund and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Class Y Shares

Your initial purchase amount should be at least $500,000. However, the minimum may be waived at the discretion of the Fund’s officers.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account (after 60 days notice) when the value of the Fund shares in the account falls below $50, in the case of Class A, B and C shares, or $50,000, in the case of Class Y shares due to redemptions. Whether the Trust will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash. Payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares from a Fund into shares of the same class of any of the other Funds or the Managers Money Market Fund. (Investors may invest in the Managers Money Market Fund through a separate prospectus. Investors can obtain one by calling 800-835-3879.). Since an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the Fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of another Fund or the Managers Money Market Fund will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Reductions and Waivers of Sales Charges

Reduction of Class A Sales Charge

Rights of Accumulation. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of the Funds. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

Letter of Intent. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by the Transfer Agent pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at 800-986-3384.

Waiver of Class A Initial Sales Charge

No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the Class A sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

By current or retired officers, directors or employees (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of the Trust, the Investment Manager and its affiliates and the Transfer Agent;

By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor or the Trust in connection with such account;

By an omnibus account established by an Administrator for tax-qualified employee benefit plans where the Administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with the Distributor in connection with such account;

By brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

By employees and registered representatives (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser’s own account (or for the benefit of such individual as listed above);

By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;

Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;

Through a broker, dealer or other financial intermediary which maintains a net asset value purchase program;

Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the

Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

By purchasers in connection with investments related to a bona fide medical savings account; or

By an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

Class B shares and Class C shares are offered without an initial sales charge to investors. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Waivers of Contingent Deferred Sales Charge for Class B and Class C Shares

To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 ½ (waiver applies only to amounts necessary to meet the required minimum amount). If Class B shares represent a part of a shareholder’s total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B shares bear to the total investment account.

Death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

Payments under a Systematic Withdrawal Plan (“SWP”) not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

Net Asset Value

Each Fund computes net asset value for each class of its shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value for each class of shares for each Fund is equal to the value of the Fund’s net assets attributable to a class (the class’s pro rata share of the value of the Fund’s assets minus the class’s pro rata share of the value of the Fund’s liabilities) by the number of shares of that class outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are valued at the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Capital Structure

Managers Trust II is a Massachusetts business trust. Managers Trust II was organized under an Agreement and Declaration of Trust dated October 3, 1991 (under the name Smith Breeden Series Fund). A copy of the Agreement, which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

The Trustees have the authority to issue shares in an unlimited number of series of the Trust. Each Fund’s shares may be further divided into classes. The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the Funds of the Trust will vote together in electing the Trust’s Trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which mean that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the Trustees if they choose to do so.

The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than each Fund’s insurance coverage and (ii) each Fund itself was unable to meet its obligations.

CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds—in General

The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% test”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares.

If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds’ Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company

Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for “mixed straddles” (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund’s risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a “mixed straddle” that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund’s securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its “mixed straddles” that could alter certain effects of section 1256 or section 1092.

Tax Implications of Certain Investments. Certain of a Fund’s investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The character of a Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund.

Federal Income Taxation of Shareholders

Distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the “Jobs and Growth Act”), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from qualifying dividends of domestic corporations.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as “backup withholding” at the current rate of 30% for the calendar year 2004 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund’s shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes

Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a “Tax-Exempt Investor”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund’s Prospectus.

Yield

The Funds may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/(cd) + 1)6 – 1]

In the above formula

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = average daily number of shares outstanding during the period that were entitled to receive dividends

d = maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund’s yield figures are based on historical earnings and are not intended to indicate future performance.

Average Yield Based on the 30-Day Period Ended December 31, 2004

Fund	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Managers High Yield Fund	4.70%	4.47%	4.43%	5.49%
Managers Fixed Income Fund	3.19%	2.84%	2.81%	3.86%

Average Annual Total Return

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The total return for Class B and Class C shares of each Fund will assume the maximum applicable contingent deferred sales charge is deducted at the times, in the amounts, and under the terms disclosed in the Fund’s Prospectus. The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund have been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions and redemption)
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for qualified dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

Additional Information

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

Additional Information for Institutional Investors

As the investments permitted to the Funds include mortgage securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the shares of either the High Yield Fund or the Fixed Income Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended December 31, 2004 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm by PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission. The Funds’ 2004 Annual Report is available without charge by calling Managers AMG Funds at (800) 835-3879 or by visiting our website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

Date of Annual Report; Date of Filing of Annual Report; Accession Number:

12/31/04; March 11, 2005; 0001193125-05-047556

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND

MOODY’S INVESTORS SERVICE, INC.

STANDARD & POOR’S

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘BB’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P

The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L

The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r

The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not Rated.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE, INC.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Appendix A

Renaissance Investment Management

Proxy Voting Policies and Procedures

October 2004

Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

Voting Guidelines

In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

The key objectives of the following policies and procedures recognize that an issuer’s management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the issuer’s board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm’s proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

1.	Management Proposals

A.	Election of Directors

We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

B.	Selection of Auditors

We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

C.	Classified Board

We typically oppose classified boards because they reduce shareholders’ ability to effect change.

D.	Limiting Shareholders’ Rights to Call Special Meetings

We may support limitations on shareholders’ rights to call special meetings, but we typically oppose the total elimination of such rights.

E.	Limiting Shareholders’ Right to Act by Written Consent

We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

F.	Increase in Authorized Common Stock

We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.

G.	Blank Check Preferred Stock

We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

H.	Supermajority Vote Requirements

We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

I.	Considering Non-Financial Effects of a Merger Proposal

We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

J.	Director Liability and Indemnification

We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

K.	Stock Option Plans

Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

L.	Reincorporation

We generally support reincorporation where there are valid business reasons for the move.

M.	Mergers, Restructuring, Spin-offs

Since these transactions involve a change in control of the company’s assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

2.	Corporate Governance

A.	Poison Pill Proposals

Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

B.	Confidential Voting

We generally support confidential voting.

C.	Anti-greenmail Proposals

We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

D.	Equal Access to the Proxy Material

We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

E.	Golden Parachutes

We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

F.	Cumulative Voting

We generally support cumulative voting.

3.	Social Responsibility Shareholder Proposals

With respect to social issues, we believe that in the long run, a company’s business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management’s position on these issues.

Proxy Voting Procedures

In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services. All issuer’s proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy. Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS. Ultimately, Renaissance maintains the right to determine the final vote.

Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients’ proxies according to the guidelines. In addition, account administrator will periodically verify that ISS has received all clients’ proxies from the custodians.

Conflicts of Interest

(1)	The Firm is not presently aware of any material conflicts. However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

(2)	If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

Disclosure

•	Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client’s proxies, and to request a copy of these Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client’s proxy.

•	A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

Recordkeeping

The Account Administrator will maintain files relating to Renaissance’s proxy voting procedures in the office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises. Such records are maintained for the benefit of the Firm’s clients and are available to clients upon request. Records of the following will be included in the files:

•	Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

•	A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

•	A copy of each written client request for information on how Renaissance voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

EXHIBIT 1

Chicago Equity Partners

Adopted/Revised: August 1, 2003

PROXY VOTING POLICIES AND PROCEDURES

POLICY

Chicago Equity Partners (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts. Our policy is to exercise voting authority with respect to client securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client assets. The Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee, comprised of three members. The Investment Committee has designated the Director of Compliance as the Chairman of the Proxy Committee. Additional members will include a representative of the Equity Research unit and a representative of the Client Service unit. The Proxy Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy research services (e.g. Institutional Shareholder Service, IRRC) as well as public information made available by established proponents of responsible proxy voting (e.g. the Council of Institutional Investors, TIA-CREF, Calpers, AFL-CIO). The guidelines reflect voting positions that are in the economic interest of the clients of Chicago Equity Partners and in keeping with Chicago Equity Partners’ role as a fiduciary, as defined by both the Advisers Act and ERISA. Where a voting guideline for a particular proxy proposal does not exist, Chicago Equity Partners will generally vote in accordance with the recommendation made by the proxy research service to which the firm subscribes.

The procedures and guidelines described below are intended to implement this proxy voting policy.

B.	PROCEDURES

The Chairman of the Proxy Committee will appoint a Voting Coordinator who is responsible for monitoring corporate actions and ensuring that (i) proxies are received and forwarded to a proxy voting agent employed by the firm; and (ii) proxies are voted in a timely manner upon receipt of voting instructions from the proxy research service vendor. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

2. The Chairman of the Proxy Committee shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

3. Proxy voting decisions will be determined by the Voting Coordinator. The Voting Coordinator will vote the proxies in accordance with the standard voting positions or for non-routine issues with the recommendation of the proxy research service. Where the proxy proposal involves mergers, acquisitions and corporate restructurings the voting decision will be made by the firm’s equity analyst responsible for the company. The Proxy Committee may choose to vote in a manner that differs from the voting guidelines or the recommendation made by the proxy research service. In such case the reason for the deviation will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

4. The Proxy Committee may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting The decision not to vote on a particular proposal will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

C.	VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

Approval of auditors

Election of directors

Indemnification provisions for directors

Liability limitations of directors

Name changes

General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of advisory accounts. Non-routine matters include:

Mergers and acquisitions

Restructuring

Re-incorporation

Changes in capitalization

Increase in number of directors

Increase in preferred stock

Increase in common stock

Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

Poison pills

Golden parachutes

Greenmail

Supermajority voting

Dual class voting

Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account. Shareholder matters include:

Annual election of directors

Anti-poison pill

Anti-greenmail

Confidential voting

Cumulative voting

CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the company’s Board.

An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

If the Voting Guidelines do not cover an issue or indicate a “case by case” analysis, we will follow the voting recommendation of our proxy research service.

If the proxy research service does not cover an issue, we will either seek the consent of clients or the written recommendation of an independent third party.

RECORDKEEPING

The firm’s Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

records of votes cast;

Research and analysis regarding voting recommendations made;

The firm’s Proxy Voting Coordinator is responsible for maintaining the following records:

records of client requests for voting information; and

any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

DISCLOSURE

The Adviser will describe these Policies and Procedures in an attachment to Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in the attachment how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

Oak Associates, Ltd.

Proxy Voting Procedures and Policies

INTRODUCTION

Proxy voting is an important right of the shareholders. When Oak Associates, Ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA.

•	Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

•	The registered investment companies (“Oak Associates Funds”) advised by Oak Associates, ltd.

•	Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.

ROLE OF INVESTMENT COMMITTEE

The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm’s policy-making body with respect to proxy voting.

The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

The Investment Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

The Investment Committee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

The Investment Committee may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

PROXY VOTING PROCEDURES

Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak’s Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:

Keep a record of each proxy received;

Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3. The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

Routine Items:

Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).

Oak will generally vote FOR an independent chairman of the board.

Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.

Oak will generally vote FOR the selection of independent auditors.

Oak will generally vote FOR increases in or reclassification of common stock.

Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.

Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.

Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).

Oak will generally vote FOR outside director compensation.

Oak will generally vote AGAINST expensing options.

Non-Routine:

Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.

Oak will generally vote AGAINST management resolutions to implement fair price procedures.

Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

Oak will generality vote AGAINST management proposals to institute supermajority rules.

Oak will generally vote FOR a proposed reverse split of a company’s common stock.

Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part 11 that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e. two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm’s recordkeeping, procedures include the following:

Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

(a)	Amended and Restated Declaration of Trust dated June 1, 1992. (i)

(b)	By-Laws dated October 3, 1991. (i)

(c)	Not Applicable.

(d)(i)	Fund Management Agreement between The Managers Funds LLC and Managers Trust II dated August 1, 2000. (ii)

(d)(ii)	Sub-Advisory Agreement between The Managers Funds LLC and Smith Breeden Associates, Inc. dated August 1, 2000. (ii)

(d)(iii)	Form of Letter Agreement to Fund Management Agreement between The Managers Funds LLC and Managers Trust II with respect to Total Return Bond Fund. (v)

(d)(iv)	Form of Sub-Advisory Agreement between The Managers Funds LLC and Merganser Capital Management LP with respect to Total Return Bond Fund. (v)

(d)(v)	Form of Investment Advisory Agreement for Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund. (vi)

(d)(vi)	Form of Investment Subadvisory Agreement for Managers Science & Technology Fund. (vi)

(d)(vii)	Form of Investment Subadvisory Agreement for Managers 20 Fund. (vi)

(d)(viii)	Form of Investment Subadvisory Agreement for Managers Mid-Cap Fund. (vi)

(d)(ix)	Form of Investment Subadvisory Agreement for Managers Large-Cap Fund. (vi)

(d)(x)	Form of Investment Subadvisory Agreement for Managers Balanced Fund. (vi)

(d)(xi)	Form of Investment Subadvisory Agreement for Managers Convertible Securities Fund. (vi)

(d)(xii)	Form of Investment Subadvisory Agreement for Managers High Yield Fund. (vi)

(d)(xiii)	Form of Investment Subadvisory Agreement for Managers Fixed Income Fund. (vi)

(e)(i)	Form of Distribution Agreement between Managers Distributors, Inc. and Managers Trust II. (iii)

(e)(ii)	Form of Letter Agreement to the Distribution Agreement between Managers Trust II and Managers Distributors, Inc. with respect to Total Return Bond Fund. (v)

(e)(iii)	Form of Distribution Agreement between Managers Distributors, Inc. and Managers Trust II with respect to Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund. (vi)

(f)	Not Applicable.

(g)	Custodian Contract between The Bank of New York and Managers Trust II dated June 25, 2002. (v)

(h)(i)	Administration and Shareholder Servicing Agreement. (ii)

(h)(ii)	Transfer Agency and Service Agreement between Managers Trust II and State Street Bank and Trust Company dated August 1, 2000. (ii)

(h)(iii)	Form of Administration and Shareholder Servicing Agreement between The Managers Funds LLC and Merganser Capital Management LP with respect to Total Return Bond Fund. (v)

(h)(iv)	Form of supplement to Administration and Shareholder Services Agreement with respect to Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund. (vi)

(h)(v)	Form of Transfer Agency and Service Agreement between Managers Trust II and Firstar Mutual Fund Services, LLC. (vi)

(h)(vi)	Transfer Agency and Service Agreement between Managers Trust II and PFPC, Inc. (ix)

(i)(i)	Legal Opinion (Short Duration Government Fund and Intermediate Duration Government Fund). (i)

(i)(ii)	Legal Opinion (Total Return Bond Fund). (v)

(i)(iii)	Legal Opinion (Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund). (vi)

(j)(i)	Consent of PricewaterhouseCoopers LLP. (filed herewith)

(j)(i)	Power of Attorney dated June 2, 2000. (ii)

(j)(ii)	Power of Attorney dated October 18, 2002. (iv)

(k)	Not Applicable.

(l)	Not Applicable.

(m)(i)	Plan of Distribution pursuant to Rule 12b-1 for Total Return Bond Fund. (v)

(m)(ii)	Plan of Distribution pursuant to Rule 12b-1 for Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund (vi)

(n)	Rule 18f-3 plan for Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund. (vii)

(o)	Not Applicable.

(p)(i)	Code of Ethics of Managers Trust II effective August 1, 2000. (ii)

(p)(ii)	Code of Ethics of The Managers Funds LLC and Managers Distributors, Inc adopted June, 2000 and March 1, 2001. (iii)

(p)(iii)	Code of Ethics of Smith Breeden Associates, Inc. adopted as of October 22, 1992 and revised as of April 30, 2000. (ii)

(p)(iv)	Code of Ethics of Merganser Capital Management LP adopted as of June 21, 1996 and as amended November 24, 2003. (viii)

(p)(v)	Code of Ethics of 40|86 Advisors, Inc. (filed herewith)

(p)(vi)	Code of Ethics of Oak Associates, ltd. (filed herewith)

(p)(vii)	Code of Ethics of Chicago Equity Partners, LLC (filed herewith)

(p)(viii)	Code of Ethics of Renaissance Capital Group, Inc. (ix)

(p)(ix)	Code of Ethics of Loomis Sayles & Co. (filed herewith)

(p)(x)	Code of Ethics of J.P. Morgan Investment Management Inc. (filed herewith)

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089; 811-06431 (filed May 31, 1995).

(ii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089; 811-06431 (filed August 1, 2000).

(iii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089; 811-06431 (filed August 1, 2001).

(iv)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43039, 811-06431 (filed October 18, 2002).

(v)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43039, 811-06431 (filed December 18, 2002).

(vi)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089, 811-06431 (filed November 3, 2003).

(vii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089, 811-06431 (filed December 18, 2003).

(viii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089, 811-06431 (filed August 2, 2004).

(ix)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089, 811-06431 (filed March 16, 2005).

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Reference is made to Article IV, Sections 4.2 and 4.3 of Registrant’s Declaration of Trust (Exhibit 1(a)) with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue. Each disinterested Trustee has entered into an Indemnity Agreement with the adviser whereby the adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 26.	Business and Other Connections of Investment Adviser.

Managers Investment Group LLC (f/k/a The Managers Funds LLC) (“Managers”), a registered investment adviser, serves as investment manager to the Trust. Managers is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. Managers serves as an investment manager to investment companies registered under the 1940 Act and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers Investment Group LLC, are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

Managers Investment Group LLC has hired a Subadvisor for each Fund of the Trust. The business and other connections of the officers and directors of the sub-adviser are listed in their respective Schedules A and D of its ADV Form as currently on file with the commission, the text of which schedules are hereby incorporated herein by reference. The Subadvisor for Short Duration Government Fund and Intermediate Duration Government Fund is Smith Breeden Associates, Inc., whose ADV Form file number is 801-17567. The Subadvisor for Total Return Bond Fund is Merganser Capital

Management LP, whose ADV Form file number is 801-57541. The Subadvisor for Managers Balanced Fund (fixed-income portion), Managers High Yield Fund and Managers Fixed Income Fund is Loomis, Sayles & Co., whose ADV Form file number is 801-170. The Subadvisor for Managers High Yield Fund is J.P. Morgan Investment Management Inc., whose ADV Form file number is 801-21011. The Subadvisor for Managers Convertible Securities Fund is 40/86 Advisors, Inc. (formerly Conseco Capital Management, Inc.), whose ADV Form file number is 801-17857. The Subadvisor for Managers 20 Fund is Oak Associates, ltd., whose ADV Form file number is 801-23632. The Subadvisor for Managers Mid Cap Fund and Managers Balanced Fund (equity portion) is Chicago Equity Partners, LLC whose ADV Form file number is 801-57280. The Subadvisor for Managers Large Cap Fund is Renaissance Capital Group, Inc. whose ADV Form file number is 801-36999.

Item 27.	Principal Underwriters.

(a)	Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, The Managers Funds and Managers Trust I.

(b)	The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Nathaniel Dalton c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

Daniel J. Shea c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	Trustee

Peter M. Lebovitz c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	President	Trustee and President

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer	Treasurer

(c)	Not applicable.

Item 28.	Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be kept by the Registrant at the following offices:

(1)	At the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York, 2 Hanson Place Brooklyn, New York 10005 and at the offices of PFPC, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406

(2)	Smith Breeden Associates, Inc., 100 Europa Drive, Suite 200, Chapel Hill, NC 27514

(3)	Merganser Capital Management LP, One Cambridge Center, Cambridge, MA 02142

(4)	40/86 Advisors, Inc., 11825 N. Pennsylvania Avenue, Carmel, IN 46032

(5)	Oak Associates, ltd., 3875 Embassy Parkway, Suite 250, Akron, OH 44333

(6)	Chicago Equity Partners, LLC, 180 N. LaSalle Street, Suite 3800, Chicago, IL 60601

(7)	J.P. Morgan Investment Management Inc., 522 Fifth Ave, New York, NY 10036

(8)	Loomis, Sayles & Co., One Financial Center, Boston, MA 02111-2621

(9)	The Renaissance Group LLC, 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202

Item 29.	Management Services.

There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30.	Undertakings.

(a)	The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)	The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on this 2nd day of May, 2005.

MANAGERS TRUST II

BY:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jack W. Aber	Trustee	May 2, 2005

* William E. Chapman, II	Trustee	May 2, 2005

* John Kingston, III	Trustee	May 2, 2005

* Edward J. Kaier	Trustee	May 2, 2005

* Steven J. Paggioli	Trustee	May 2, 2005

* Eric Rakowski	Trustee	May 2, 2005

* Thomas R. Schneeweis	Trustee	May 2, 2005

* Peter M. Lebovitz	President and Trustee (Principal Executive Officer)	May 2, 2005

* Galan G. Daukas	Chief Financial Officer (Principal Financial Officer)	May 2, 2005

/s/ Donald S. Rumery Donald S. Rumery	Treasurer (Principal Accounting Officer)	May 2, 2005

/s/ Donald S. Rumery

*	By Donald S. Rumery pursuant to Power of Attorney.